SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(a)
                  OF THE SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No.  )

                                                          ----
          Filed by the Registrant                           /  X
/
                                                        ----
                                                          ----
          Filed by a            party     other than the
Registrant
          /    /
                                                        ----

Check the appropriate box:
   ----
/                   /         Preliminary Proxy Statement
 ----
   ----
/    /                    Confidential, for Use of the Commission
Only (as
permitted by
            ----         Rule 14a-6(e) (2))
              ----
           /   X     /   Definitive Proxy Statement
 ----
   ----
/    /         Definitive Additional Materials
 ----
   ----
/    /         Soliciting Material Pursuant to Sec.
240.14a-           11(c)
or                 Sec. 240.14a           -    12
            ----
          PUTNAM CAPITAL MANAGER TRUST            SUBACCOUNTS
             (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement            if other
than
Registrant)

Payment of Filing Fee (Check the appropriate box):
   ----
/               /        No fee required
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/    /         Fee computed on table below per Exchange Act

   Rule 14a-6(i)(1) and 0-11
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          (1)  Title of each class of securities to which
transaction applies:

          (2)  Aggregate number of securities to which
transaction applies:


          (3)  Per unit price or other underlying value of
transaction computed
pursuant
          to Exchange Act Rule 0-11            (set forth the
amount on
          which the filing fee is calculated and state how it was determined)
    :

          (4)  Proposed maximum aggregate value of transaction:

                     (5)  Total fee paid:
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/  X/          Fee paid previously with preliminary materials.
 ----
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/    /         Check box if any part of the fee is offset as
provided
   by
Exchange Act
 ----                              Rule 0-11(a)(2) and identify
the filing
                               for which the offsetting fee was
paid previously.

          Identify the previous filing by registration statement number, or the Form or
               Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

IMPORTANT INFORMATION
FOR CONTRACT AND POLICY HOLDERS OF

           ALL PUTNAM
           CAPITAL MANAGER
           TRUST     SUBACCOUNTS

The document you hold in your hands contains your proxy statement and voting
instruction
           card(s)    .  A voting instruction card is, in
essence, a ballot.
When
you complete your voting instructions, it tells your insurance company how to vote on your behalf on important issues relating to the portion of your account that is allocated to your fund(s). If you complete and sign the voting instruction card, it will be voted exactly as you
instruct. If you simply sign your voting instruction card, it will be voted in the same
proportion as shares for which instructions have been received.

We urge you to spend a couple of minutes with the proxy statement, fill out your voting instruction card, and return it.

We want to know how you would like to vote and welcome your comments.
Please take a
few moments with these materials and return your voting instruction card(s).

                        (PUTNAM LOGO APPEARS HERE)
                          BOSTON * LONDON * TOKYO
Table of contents

A Message from the Chairman
       1

Notice of Shareholder Meeting
           3

Trustees' Recommendations
   10

Proxy or voting instruction card enclosed































If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-225-1581) or call your financial adviser.
           A Message from the Chairman


(Photograph of George Putnam appears here)


Dear Contract and Policy Holder:

I am writing to you to ask for your vote on important questions that affect the portion of your account that is allocated to your fund. While you are, of course, welcome to join us at your fund's meeting, most contract and policy holders provide voting instructions by filling
out and signing the enclosed card. We are asking for your instructions on the following
matters:

1.   Electing Trustees to oversee your fund;

2. Ratifying the selection by the Trustees of the independent auditors of your fund for its current fiscal year;

3. Approving amendments to certain of your fund's fundamental investment restrictions;

4. Approving the elimination of certain of your fund's fundamental investment restrictions; and

5. Approving an amendment to the Agreement and Declaration of Trust of Putnam
     Capital Manager Trust to permit the issuance of additional classes of shares


           of your fund    .

Although we would like very much to have each contract and policy holder attend their fund's meeting, we realize this is not possible. Whether or not you plan to be present, we need your voting instructions. We urge you to complete, sign, and return all enclosed cards promptly. A postage-paid envelope is enclosed.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside
for another day.  Please don't.  When contract and policy holders do not return their voting
instructions, their fund may have to incur the expense of
follow           -
    up solicitations.  All contract and
   policyholders     benefit
from the speedy return of voting instructions.

Your voting instructions are important to us.  We appreciate the time and consideration that I
am sure you will give this important matter.  If you have
questions about the proposals,
contact your financial adviser or            calla     Putnam
customer service
representative at 1-800-225-1581.

                              Sincerely yours,



                              George Putnam, Chairman

PUTNAM CAPITAL MANAGER TRUST
Notice of a Meeting of Shareholders

This is the formal agenda for your fund's shareholder meeting.
It tells you what matters will
be voted on and the time and place of the meeting, if you can attend in person.

To the Shareholders of Putnam Capital Manager Trust (the
"Trust"
       , consisting of the following portfolio series: PCM Asia Pacific Growth Fund
(the "Asia Pacific Growth Fund"); PCM Diversified Income Fund (the "Diversified Income
Fund"); PCM Global Asset Allocation Fund (the "Global Asset Fund"); PCM Global Growth
Fund (the "Global Growth Fund"); PCM Growth and Income Fund (the "Growth and Income
Fund"); PCM High Yield Fund (the "High Yield Fund"); PCM Money
Market Fund (the
"Money Market Fund"); PCM New Opportunities Fund (the "New
Opportunities Fund");
PCM U.S. Government and High Quality Bond Fund (the "U.S.
Government and High
Quality Fund"); PCM Utilities Growth and Income Fund (the "Utilities Growth and Income
Fund"); and PCM Voyager Fund (the "Voyager Fund") (each a "fund" and, collectively, the
"funds"):

A Meeting of Shareholders of each of the funds will be held on December 5, 1996 at 2:00 p.m., Boston time, on the eighth floor of One Post Office Square, Boston, Massachusetts, to consider the following:

1.    Electing Trustees of the Trust.  See page
   13    .

           246    . Ratifying the selection by the Trustees of
the independent
                    auditors of the Trust for its current fiscal
year.  See page
                               30    .

3.A.  Approving an amendment to the fund's fundamental investment restriction with
      respect to diversification.  See page            31    .
(For
      Shareholders of            the Diversified Income Fund,
Global Asset
      Fund, Global Growth Fund, Growth and Income Fund, High
Yield Fund, Money
      Market Fund, U.S. Government and High Quality Fund, and
Voyager Fund
      only).

           3.B.1        Approving an amendment to the fund's
fundamental
                    investment restriction with respect to
investments in the voting
                    securities of a single issuer
See page
                               33    .  (For Shareholders of all
funds
                    except            the     Utilities Growth
and
                    Income Fund.)

3.B.2                    Approving an amendment to the fund's
fundamental
                         investment restriction with respect to
investments in the
                         voting securities of a single issuer.
See page
                                    35    .  (For Shareholders of
                                    the     Utilities Growth and
                         Income Fund only.)

3.C.  Approving an amendment to the fund's fundamental investment restriction with
      respect to making loans.  See page            36    .  (For
      Shareholders of all funds.)

3.D.1.    Approving an amendment to the fund's fundamental
investment restriction with
          respect to investments in real estate.  See page
           38    .
          (For Shareholders of            the     Asia Pacific
Growth Fund,
          New Opportunities Fund and Utilities Growth and Income
Fund only.)

3.D.2.    Approving an amendment to the fund's fundamental
investment restriction with
          respect to investments in real estate.  See page
           39    .
          (For Shareholders of            the     Global Asset
Fund, Global
          Growth Fund, Growth and Income Fund, High Yield Fund,
Money Market Fund,
          U.S. Government and High Quality Fund           ,
and Voyager
          Fund only.)

3.D.3.    Approving an amendment to the fund's fundamental
investment restriction with
          respect to investments in real estate.  See page
           40    .
          (For Shareholders of            the     Diversified
Income Fund
          only.)

3.E.  Approving an amendment to the fund's fundamental investment restriction with
      respect to concentration of its assets.  See page
   42    .
      (For Shareholders of all funds.)

3.F.  Approving an amendment to the fund's fundamental investment restriction with
      respect to senior securities.  See page            44    .
(For
      Shareholders of all funds.)

3.G.  Approving an amendment to the fund's fundamental investment restriction with
      respect to investments in commodities.  See page
   45    .
      (For Shareholders of all funds.)

4.A.  Approving the elimination of the fund's fundamental
investment restriction with
      respect to investments in securities of issuers in which
management of the
                 fund     or Putnam Investment Management owns
      securities.  See page            46    .  (For Shareholders
of all
      funds.)

4.B.  Approving the elimination of the fund's fundamental
investment restriction with
      respect to margin transactions.  See page
   47    .  (For
      Shareholders of all funds.)

4.C.  Approving the elimination of the fund's fundamental
investment restriction with
      respect to short sales.  See page            48    .  (For
Shareholders
      of all funds.)

4.D.  Approving the elimination of the fund's fundamental
investment restriction with
      respect to pledging assets.  See page            49    .
(For
      Shareholders of all funds.)

4.E.1.    Approving the elimination of the fund's fundamental
investment restriction with
          respect to investments in restricted securities.  See
page
             51    . (For Shareholders of            the
Diversified Income
          Fund, Global Asset Fund, Global Growth Fund,     Growth
and Income Fund
                     , High Yield Fund, U.S. Government and High
Quality Fund,
          and Voyager Fund only.)

4.E.2.    Approving the elimination of the fund's fundamental
investment restriction with
          respect to investments in restricted securities.  See
page
             52    . (For Shareholders of            the
Money
          Market Fund only.)

4.F.1.    Approving the elimination of the fund's fundamental
investment restriction with
          respect to investments in certain oil, gas and mineral interests. See page
                     53    .  (For Shareholders of all funds
except
                     the     Utilities Growth and Income Fund.)

4.F.2.    Approving the elimination of the fund's fundamental
investment restriction with
          respect to investments in certain oil, gas and mineral
interests.
             Seepage 54    .  (For Shareholders of
   the
          Utilities Growth and Income Fund only.)

4.G.  Approving the elimination of the fund's fundamental
investment restriction with
      respect to investing to gain control of a company's
management.
         Seepage 56    .  (For Shareholders of all funds.)

5.    Approving an amendment to the Agreement and Declaration of
Trust of
                 Putnam Capital Manager     Trust to permit the
issuance
      of additional classes of shares            for your
fund    .  See page
                 57    .  (For Shareholders of all funds.)

6. Transacting other business as may properly come before the meeting.

      By the Trustees

      George Putnam, Chairman
      William F.  Pounds, Vice Chairman
                 Jameson A. Baxter      Robert E. Patterson
      Hans H. Estin           Donald S. Perkins
      John A. Hill            George Putnam, III
      Ronald J. Jackson       Eli Shapiro
      Elizabeth T. Kennan          A.J.C. Smith
      Lawrence J. Lasser      W. Nicholas Thorndike

WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED VOTING
INSTRUCTION            CARD(S)     IN THE POSTAGE-PAID
ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT THE MEETING.

October            18    , 1996

Proxy Statement

This document will give you the information you need to vote on the matters listed on the previous pages. Much of the information in the proxy statement is required under rules of
the Securities and Exchange Commission           ("SEC")    ;
some of it is
technical. If there is anything you don't understand, please contact us at our special toll-free number, 1-800-225-1581, or call your financial adviser.

Who is asking for my vote?

The enclosed proxy is solicited by the Trustees of Putnam Capital
Manager Trust (the
"Trust")            for     the following
   funds    :

    PCM Asia Pacific Growth Fund
                PCM Diversified Income Fund
PCM Global Asset Allocation Fund
                PCM Global Growth Fund
PCM Growth and Income Fund
                PCM High Yield Fund
                PCM Money Market Fund
                PCM New Opportunities Fund
PCM U.S. Government and High Quality Bond Fund
                PCM Utilities Growth and Income Fund
                PCM Voyager Fund

for use at the Meeting of Shareholders of each fund to be held on December 5, 1996, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (see previous pages).

           The table on pages 8 and 9 sets forth the proposals that apply to your fund. Proposals 3.A.-3.G. relate to amending certain fundamental investment restrictions and proposals 4.A.-4.G. relate to eliminating certain fundamental investment restrictions. Each fund will vote separately with respect to each applicable proposal except Proposal 1 and
Proposal 2, in which case all funds will vote together.

Proposal

PCM
Asia
Pacific
Growth
Fund
Sub-
Accounts



PCM
Diversified
Income
Fund Sub-
Accounts


PCM Global
Asset
Allocation
Fund Sub-
Accounts



PCM Global
Growth
Fund Sub-
Accounts

PCM
Growth
and
Income
Fund Sub-
Accounts



PCM High
Yield Fund
Sub-
Accounts



PCM
Money
Market
Fund Sub-
Accounts




PCM New
Opportunities
Fund
Subaccounts


PCM U.S.
Government
and High
Quality Bond
Sub-Accounts
PCM
Utilities
Growth
and
Income
Fund Sub-
Accounts



PCM
Voyager
Fund
Sub-
Accounts


1.  (Trustees)
X
X
X
X
X
X
X
X
X
X
X


2.  (Auditors)
X
X
X
X
X
X
X
X
X
X
X


3.A.
(Diversification)



X

X

X

X

X

X


X



X


3.B.1     (Voting
   securities)

X

X

X

X

X

X

X

X

X



X


3.B.2     (Voting
   securities)










X



3.C  (Making
   loans)

X

X

X

X

X

X

X

X

X

X

X


3.D.1     (Real Estate)
X






X

X



3.D.2     (Real Estate)


X
X
X
X
X

X

X


3.D.3     (Real Estate)

X











3.E (Concentration)
X
X
X
X
X
X
X
X
X
X
X


3.F  (Senior
   securities)

X

X

X

X

X

X

X

X

X

X

X


3.G (Commodities)
X
X
X
X
X
X
X
X
X
X
X


4.A  (Securities
   ownership by
   management)


X


X


X


X


X


X


X


X


X


X


X


4.B  (Margin
   Transactions)

X

X

X

X

X

X

X

X

X

X

X


4.C  (Short sales)
X
X
X
X
X
X
X
X
X
X
X


4.D  (Pledging
     assets)
X
X
X
X
X
X
X
X
X
X
X


4.E.1     (Restricted
          securities)

X
X
X
X
X


X

X


4.E.2     (Restricted
          securities)






X






4.F.1     (Oil, gas and
          mineral
          interests)
X
X
X
X
X
X
X
X
X

X


4.F.2.    (Oil, gas
          and
          mineral
          interests)









X



4.G. (Investing for
     control)
X
X
X
X
X
X
X
X
X
X
X


5. (Issuance of
additional classes
of shares)
X
X
X
X
X
X
X
X
X
X
X

How do the Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote

1. For the election of all nominees as Trustees of the Trust;
   and

2.   For selecting Price Waterhouse LLP as the independent
auditors of the
     Trust           .

The Trustees also recommend that you vote (to the extent applicable to your fund).

3.A. For amending the fund's fundamental investment restriction with respect to
     diversification           ;

           3.B    . For amending the fund's fundamental
investment
                    restriction with respect to investments in
the voting
                    securities of a single issuer           ;

           3.C    . For amending the fund's fundamental
investment
                    restriction with respect to            making
                    loans;

           3.D    . For amending the fund's fundamental
investment
                    restriction with respect to
                       investments in real estate;

           3.E    . For amending the fund's fundamental
investment
                    restriction with respect to
                       concentration of its assets;

           3.F    . For amending the fund's fundamental
investment
                    restriction with respect to            senior
                    securities;

           3.G    . For amending the fund's fundamental
investment
                    restriction with respect to investments in

                       commodities;

4.A. For eliminating the fund's fundamental investment
restriction with respect to
     investments in securities of issuers in which management of the fund or Putnam
     Investment Management owns securities               ;

4.B. For eliminating the fund's fundamental investment
restriction with respect to margin
     transactions               ;

4.C. For eliminating the fund's fundamental investment
restriction with respect to short
     sales               ;

4.D. For eliminating the fund's fundamental investment
restriction with respect to pledging
     assets           ;

           4.E    . For eliminating the fund's fundamental
investment
                    restriction with respect to investments in
restricted
                    securities           ;

           4.F    .      For eliminating the fund's fundamental
investment
                         restriction with respect to investments
in
                            certain oil, gas and mineral
interests;

           4.G    . For eliminating the fund's fundamental
investment
                    restriction with respect to
                    investing to gain control of a company's
                    management               ; and

5. For approving an amendment to the Agreement and Declaration of Trust of the Trust to
   permit the issuance of additional classes of shares.


Who is eligible to vote?

Shareholders of record at the close of business on September 6, 1996, are entitled to be present and to vote at the meeting or any adjourned meeting.

As of that date, certain insurance companies were shareholders of record of each of the funds
(collectively, the "Insurance Companies"). Each such Insurance Company will vote shares of the fund or funds held by it in accordance with voting instructions received from variable annuity contract and variable life insurance policy owners (collectively, the "Contract
Owners") for whose accounts the shares are held.  Accordingly, this Proxy
   statement     is also intended to be used by the Insurance
Companies in obtaining
such voting instructions from Contract Owners.

The Notice of Meeting, the proxy (or voting instruction) card, and the Proxy Statement have
been mailed to shareholders of record and Contract Owners on or about October
           18    , 1996.

Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If no instructions are made, the proxy will be voted in accordance with the Trustees' recommendations.

           VOTING ON PROPOSALS 1 AND 2 SHALL BE TABULATED ON A
TRUST-WIDE BASIS, WITH SHARES OF ALL FUNDS VOTING TOGETHER AS A
SINGLE CLASS, WHILE VOTING ON THE REMAINDER OF THE PROPOSALS
SHALL BE TABULATED SEPARATELY FOR EACH RELEVANT FUND.

           IN THE EVENT THAT A CONTRACT OWNER GIVES NO
INSTRUCTIONS OR LEAVES THE VOTING DISCRETIONARY, THE RELEVANT INSURANCE COMPANY WILL VOTE THE SHARES OF THE APPROPRIATE FUND ATTRIBUTABLE TO THE CONTRACT OWNER IN THE SAME PROPORTION AS SHARES OF THAT FUND FOR WHICH IT HAS RECEIVED INSTRUCTIONS.

           The Proposals.

1.   ELECTION OF TRUSTEES

Who are the nominees for Trustees?

The Nominating Committee of the Trustees recommends that the number of Trustees be fixed at fourteen and that you vote for the election of the nominees described below. Each nominee is currently a Trustee of your fund and of the other
Putnam funds.

The Nominating Committee of the Trustees consists solely of Trustees who are not
"interested persons" (as defined in the Investment Company Act of 1940) of your fund or of Putnam Investment Management, Inc., your fund's investment manager ("Putnam
Management").

           Nominees for Trustees.

Jameson Adkins Baxter
[Insert Picture]

Ms. Baxter, age 53, is the President of Baxter Associates, Inc., a management and financial consulting firm which she founded in 1986. During that time, she was also a Vice President and Principal of the Regency Group, Inc., and a Consultant to First Boston Corporation, both of which are investment banking firms. From 1965 to 1986, Ms. Baxter held various positions in investment banking and corporate finance at First Boston.

Ms. Baxter currently also serves as a Director of Banta Corporation, Avondale Federal
Savings Bank, and ASHTA Chemicals, Inc. She is also the Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having previously served as Chairman for five years and as a Board member for thirteen years; an Honorary Trustee and past President of the
Board of Trustees of the Emma Willard School; and Chair of the Board of Governors of
Good Shepherd Hospital.  Ms. Baxter is a graduate of Mount
Holyoke College.

           Nominees for Trustees.

Hans H. Estin
[Insert Picture]

Mr. Estin, age 68, is a Chartered Financial Analyst and the Vice
Chairman of North
American Management Corp., a registered investment adviser serving individual clients and their families. Mr. Estin currently also serves as a Director of The Boston Company, Inc., a registered investment adviser which provides administrative and investment management services to mutual funds and other institutional investors, and Boston Safe Deposit and Trust
Company; a Corporation Member of Massachusetts General Hospital; and a Trustee of New
England Aquarium. He previously served as the Chairman of the Board of Trustees of
Boston University and is currently active in various other civic associations, including the
Boys & Girls Clubs of Boston, Inc. Mr. Estin is a graduate of Harvard College and holds honorary doctorates from Merrimack College and Boston University.

John A. Hill
[Insert Picture]

Mr. Hill, age 54, is the Chairman and Managing Director of First
Reserve Corporation, a
registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors.

Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several investment advisory firms and held various positions with the Federal government, including
Associate Director of the Office of Management and Budget and Deputy Administrator of the
Federal Energy Administration.

Mr. Hill currently also serves as a Director of Snyder Oil Corporation, an exploration and production company which he founded, Maverick Tube Corporation, a manufacturer of structural steel, pipe and well casings, PetroCorp Incorporated, an exploration and production company, Weatherford Enterra, Inc., an oil field service company, various private companies controlled by First Reserve Corporation, and various First Reserve Funds.
He is also a Member of the Board of Advisors of Fund Directions. He is currently active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill is a graduate of Southern
Methodist University.

Ronald J                Jackson
[Insert Picture]

Mr. Jackson, age 52, was Chairman of the Board, President and Chief Executive Officer of
Fisher-Price, Inc., a major toy manufacturer, from 1990 to 1993. He previously served as
President and Chief Executive Officer of Stride- Rite, Inc., a manufacturer and distributor of footwear, from 1989 to 1990, and as President and Chief Executive Officer of Kenner Parker
Toys, Inc., a major toy and game manufacturer, from 1985 to 1987. Prior to that, he held various financial and marketing positions at General Mills, Inc. from 1966 to 1985, including
Vice President, Controller and Vice President of Marketing for Parker Brothers, a toy and game company, and President of Talbots, a retailer and direct marketer of women's apparel.

Mr. Jackson currently serves as a Director of Safety 1st, Inc., a company which markets a wide range of child care and safety products. He also serves as a Trustee of Salem Hospital and an Overseer of the Peabody Essex Museum. He previously served as a Director of a number of public companies including Fisher-Price, Inc., Kenner Parker Toys, Inc., Stride-
Rite, Inc.,and Mattel, Inc., a major toy manufacturer. Mr. Jackson is a graduate of
Michigan State University Business School.

Elizabeth T. Kennan
[Insert Picture]

Ms. Kennan, age 58, is President Emeritus and Professor of Mount
Holyoke College.  From
1978 through June 1995, she was President of Mount Holyoke
College.  From 1966 to 1978,
she was on the faculty of Catholic University, where she taught history and published numerous articles.

Ms. Kennan currently also serves as a Director of NYNEX Corporation, a telecommunications company, Northeast Utilities, the Kentucky Home Life Insurance
Companies, and Talbots. She also serves as a Member of The Folger Shakespeare Library
Committee. She is currently active in various educational and civic associations, including the Committee on Economic Development and the Council on Foreign Relations. Ms.
Kennan is a graduate of Mount Holyoke College, the University of Washington and St. Hilda
College at Oxford University and holds several honorary doctorates.

Lawrence J. Lasser*
[Insert Picture]

Mr. Lasser, age 53, is the Vice President of your fund and the other Putnam funds. He has been the President, Chief Executive Officer and a Director of Putnam Investments, Inc. and
Putnam Management since 1985, having begun his career there in 1969.

Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management, and INROADS/Central New England, Inc., a job market internship program for minority high school and college students. He is a Member of the Board of Overseers of the Museum of Science, the Museum of Fine Arts and the Isabella
Stewart Gardner Museum in Boston. He is also a Trustee of the Beth Israel Hospital and
Buckingham, Browne and Nichols School. Mr. Lasser is a graduate of Antioch College and
Harvard Business School.

Robert E                Patterson
[Insert Picture]

Mr. Patterson, age 51, is the Executive Vice President and Director of Acquisitions of Cabot
Partners Limited Partnership, a registered investment adviser which manages real estate
investments for institutional investors                Prior to
1990, he was the
Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc., the predecessor company of Cabot Partners. Prior to that, he was a Senior Vice President of the Beal
Companies, a real estate management, investment and development company. He has also worked as an attorney and held various positions in state government, including the founding
Executive Director of the Massachusetts Industrial Finance
Agency.

Mr. Patterson currently also serves as Chairman of the Joslin
Diabetes Center and as a
Director of Brandywine Trust Company. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

Donald S. Perkins*
[Insert Picture]

Mr. Perkins, age 69, is the retired Chairman of the Board of Jewel Companies, Inc., a diversified retailer, where among other roles he served as President, Chief Executive Officer and Chairman of the Board from 1965 to 1980. He currently also serves as a Director of various other public corporations, including AON Corp., an insurance company, Cummins
Engine Company, Inc., an engine and power generator equipment manufacturer and assembler, Current Assets L.L.C., a corporation providing financial staffing services,
Illinova and Illinois Power Co., Inland Steel Industries, Inc., LaSalle Street Fund, Inc., a real estate investment trust, Lucent Technologies Inc., Springs Industries, Inc., a textile manufacturer, and Time Warner, Inc., one of the nation's largest media conglomerates. He previously served as a Director of several other major public corporations, including Corning
Glass Works, Eastman Kodak Company, Firestone Tire & Rubber
Company and Kmart
Corporation.

Mr. Perkins currently also serves as a Trustee and Vice Chairman of Northwestern
University and as a Trustee of the Hospital Research and Education Trust. He is currently active in various civic and business associations, including the Business Council and the
Civic Committee of the Commercial Club of Chicago, of which he is the founding Chairman.
Mr. Perkins is a graduate of Yale University and Harvard Business School and holds an honorary doctorate from Loyola University of Chicago.

William F                Pounds
[Insert Picture]

Dr. Pounds, age 68, is the Vice Chairman of your fund and of the other Putnam funds. He has been a Professor of Management at the Alfred P. Sloan School of Management at the
Massachusetts Institute of Technology since 1961 and served as Dean of that School from
1966 to 1980. He previously served as Senior Advisor to the Rockefeller Family and
Associates and was a past Chairman of Rockefeller & Co., Inc., a registered investment adviser which manages Rockefeller family assets, and Rockefeller Trust Company.

Dr. Pounds currently also serves as a Director of IDEXX Laboratories, Inc., EG&G, Inc.,
Perseptive Biosystems, Inc., Management Sciences For Health, Inc. and Sun Company, Inc.
He is also a Trustee of the Museum of Fine Arts in Boston; an Overseer of WGBH
Educational Foundation, and a Fellow of The American Academy of Arts and Sciences. He previously served as a Director of Fisher-Price, Inc. and General Mills, Inc. Dr. Pounds is a graduate of Carnegie-Mellon University.

George Putnam*
[Insert Picture]

Mr. Putnam, age 70, is the Chairman and President of your fund and of the other Putnam funds.  He is the Chairman and a Director of Putnam Management
and Putnam Mutual
Funds Corp. and a Director of Marsh & McLennan, their parent company. Mr. Putnam is the son of the founder of the Putnam funds and Putnam Management and has been employed in various capacities by Putnam Management since 1951, including Chief Executive Officer
from 1961 to 1973                He is a former Overseer and
Treasurer of
Harvard University; a past Chairman of the Harvard Management Company; and a Trustee
Emeritus of Wellesley College and Bradford College.

Mr. Putnam currently also serves as a Director of The Boston Company, Inc., Boston Safe
Deposit and Trust Company, Freeport-McMoRan, Inc., Freeport
Copper and Gold, Inc.,
McMoRan Oil and Gas, Inc., mining and natural resources companies, General Mills, Inc.,
Houghton Mifflin Company, a major publishing company, and Rockefeller Group, Inc., a real estate manager. He is also a Trustee of Massachusetts General Hospital, McLean
Hospital, Vincent Memorial Hospital, WGBH Educational Foundation and the Museum of
Fine Arts and the Museum of Science in Boston; the New England Aquarium; an Overseer of Northeastern University; and a Fellow of The American Academy of Arts and Sciences.
Mr. Putnam is a graduate of Harvard College and Harvard Business School and holds honorary doctorates from Bates College and Harvard University.

George Putnam, III*
[Insert Picture]

Mr. Putnam, age 45, is the President of New Generation Research, Inc., a publisher of financial advisory and other research services relating to bankrupt and distressed companies, and New Generation Advisers, Inc., a registered investment adviser which provides advice to private funds specializing in investments in such companies. Prior to founding New
Generation in 1985, Mr. Putnam was an attorney with the Philadelphia law firm Dechert
Price & Rhoads.

Mr. Putnam currently also serves as a Director of the Massachusetts Audubon Society. He is also a Trustee of the Sea Education Association and St
        Mark's
School and an Overseer of the New England Medical Center.  Mr.
Putnam is a graduate of
Harvard College, Harvard Business School and Harvard Law School.

Eli Shapiro
[Insert Picture]

Dr. Shapiro, age 80, is the Alfred P. Sloan Professor of Management, Emeritus at the Alfred
P. Sloan School of Management at the Massachusetts Institute of Technology, having served on the faculty of the Sloan School for eighteen years. He previously was also on the faculty of Harvard Business School, The University of Chicago School of Business and Brooklyn
College. During his academic career, Dr. Shapiro authored numerous publications concerning finance and related topics. He previously served as the President and Chief
Executive Officer of the National Bureau of Economic Research and also provided economic and financial consulting services to various clients.

Dr. Shapiro is a past Director of many companies, including
Nomura Dividend Income
Fund, Inc., a privately held registered investment company managed by Putnam
Management, Reece Corporation, a sewing machine manufacturer, Commonwealth
Mortgage, Dexter Corporation, a manufacturer of plastics and related products, Avis
Corporation, a car rental company, Connecticut Bank and Trust
Company, Connecticut
National Gas Corporation, the Federal Home Loan Bank of Boston, where he served as
Chairman from 1977 to 1989, Travelers' Corporation, an insurance company, and Norlin
Corporation, a musical instrument manufacturer; and a past Trustee of Mount Holyoke
College and the Putnam funds (from 1984 to 1989).

Dr. Shapiro is a Fellow of The American Academy of Arts and
Sciences and is active in
various professional and civic associations, including
   The
American Economic Association, the American Finance Association and the Council on
Foreign Relations. Dr. Shapiro is a graduate of Brooklyn College and Columbia University.

A.J.C. Smith*
[Insert Picture]

Mr. Smith, age 62, is the Chairman and Chief Executive Officer of
Marsh
   &    McLennan Companies, Inc.  He has been employed by Marsh &
McLennan
and related companies in various capacities since 1961. Mr. Smith is a Director of the
Trident Corp., and he also serves as a Trustee of the Carnegie Hall Society, the Central Park
Conservancy, The American Institute for Chartered Property Underwriters, and is a Founder
of the Museum of Scotland Society                He was educated
in Scotland
and is a Fellow of the Faculty of Actuaries in Edinburgh, a Fellow of the Canadian Institute of Actuaries, a Fellow of the Conference of Actuaries in Public Practice, an Associate of the
Society of Actuaries, a Member of the American Academy of Actuaries, the International
Actuarial Association and the International Association of
Consulting Actuaries.

W. Nicholas Thorndike**
[Insert Picture]

Mr. Thorndike, age 63, serves as a Director of various
corporations and charitable
organizations, including Data General Corporation, a computer and high technology
company, Bradley Real Estate, Inc., a real estate investment firm, Providence Journal Co., a newspaper publisher and owner of television stations, and Courier Corporation, a book binding and printing company.  He is also a Trustee of Eastern
Utilities
   .      Associates, Massachusetts General Hospital, where he
previously served as
chairman and            President    , and Northeastern
University.

Prior to December 1988, he was the Chairman of the Board and Managing Partner of
Wellington Management Company/Thorndike, Doran, Paine & Lewis, a registered investment adviser which manages mutual funds and institutional assets. He also previously served as a Trustee of the Wellington Group of Funds (now The Vanguard Group) and was the Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard
College.

           ____________
*  Nominees who are or may be deemed to be "interested persons"
(as defined in the
   Investment Company Act of 1940) of your fund, Putnam
Management and Putnam
   Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam Management.
Messrs. Putnam,
   Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of your fund, or directors of Putnam
Management, Putnam Mutual
   Funds or Marsh            &    McLennan Companies, Inc., the
parent
   company of Putnam Management and Putnam Mutual Funds.  Mr.
George Putnam, III,
   Mr. Putnam's son, is also an "interested person" of your fund, Putnam Management and
   Putnam Mutual Funds. Mr. Perkins may be deemed to be an "interested person" of your fund because of his service as a director of a certain publicly held company that includes registered broker-dealer firms among its subsidiaries.

       Neither your fund nor any of the other Putnam funds currently engages in any transactions with such firms except that certain of such firms act as dealers in the retail sale of shares of certain Putnam funds in the ordinary course of their business. The balance of the nominees are not "interested persons
       "

  ** In February 1994 Mr. Thorndike accepted appointment as a successor trustee of certain private trusts in which he has no beneficial interest
     At that time he also became Chairman of the Board of two privately owned corporations controlled by such trusts, serving in that capacity until October 1994.
     These corporations filed voluntary petitions for relief under Chapter 11 of the U.S.
     Bankruptcy Code in August 1994.

Except as indicated above, the principal occupations and business experience of the nominees for the last five years have been with the employers indicated, although in some cases they have held different positions with those employers. Except for

Mr. Jackson, all the nominees were elected by the shareholders of all
PCM Funds, except Asia Pacific Growth and New Opportunities
Funds, in June 1994.
Mr. Jackson was     elected by the other Trustees            of
all PCM Funds
in May 1996. Dr. Shapiro was elected by the Trustees of Asia Pacific Growth and New
Opportunities Funds in April 1995. As indicated above, Dr. Shapiro also previously served
as a Trustee of the Putnam funds from 1984 to 1989    .   The 14
nominees for election
as Trustees at the shareholder meeting who receive the greatest number of votes of all funds, voting together as a single class, will be elected Trustees of the Trust. The Trustees serve until their successors are elected and qualified
Each of the
nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the
number of Trustees at less than 14 for your fund.

What are the Trustees' responsibilities?

The Trustees are responsible for the general oversight of each fund's business and for assuring that each fund is managed in the best interests of its shareholders. The Trustees periodically review each fund's investment performance as well as the quality of other services provided to each fund and its shareholders by Putnam Management and its affiliates, including administration, custody, distribution and investor servicing. At least annually, the
Trustees review the fees paid to Putnam Management and its affiliates for these services and the overall level of each fund's operating expenses. In carrying out these responsibilities, the
Trustees are assisted by an independent administrative staff and by each fund's auditors and legal counsel, which are selected by the Trustees and are independent of Putnam
Management and its affiliates.

Do the Trustees have a stake in the Putnam funds?

The Trustees believe it is important that each Trustee have a significant investment in the
Putnam funds. The Trustees allocate their investments among the more than 99 Putnam
funds based on their own investment needs                The
Trustees'
aggregate investments in the Putnam funds total over $47 million. The table below lists each
Trustee's current investments in                 the Putnam funds
as a group.
           Certain Trustees own interests in one or more funds
through variable
annuity contracts or variable life insurance policies    .

                        Share Ownership by Trustees








Trustees



Year first elected as
Trustee of Putnam
funds

Number of shares
owned of all Putnam
funds
as of
June 28,1996*


Jameson A. Baxter
1994
24,102


Hans H. Estin
1972
26,270


John A. Hill
1985
123,624


Ronald J. Jackson
1996
12,209


Elizabeth T. Kennan
1992
27,475


Lawrence J. Lasser
1992
451,608


Robert E. Patterson
1984
60,322


Donald S. Perkins
1982
160,110


William F. Pounds
1971
348,913


George Putnam
1957
1,516,577


George Putnam III
1984
287,830


Eli Shapiro
  1995**
80,677


A.J.C. Smith
1986
35,339


W. Nicholas Thorndike
1992
79,113


* These holdings do not include shares of Putnam money market funds.

** Dr. Shapiro previously served as a Trustee of the Putnam funds from 1984 to
1989               .



    What are some of the ways in which the Trustees represent
shareholder
interests               ?

    The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders
        Among
other ways, the Trustees seek to represent shareholder interests:

                    by carefully reviewing each fund's investment performance on an individual basis with each fund's
                    managers;

                    by also carefully reviewing the quality of the various
                    other services provided to the funds and their
                    shareholders by Putnam Management and its affiliates;

                         by discussing with senior management of
Putnam
                         Management steps being taken to address
any
                         performance deficiencies;

                    by reviewing the fees paid to Putnam
Management to
                    ensure that such fees remain reasonable and competitive
                    with those of other mutual funds, while at the same time
                    providing Putnam Management sufficient
resources to
                    continue to provide high quality services in the future;

                    by monitoring potential conflicts between the funds and
                    Putnam Management and its affiliates to
ensure that the
                    funds continue to be managed in the best interests of
                    their shareholders;

                    by also monitoring potential conflicts among funds to
                    ensure that shareholders continue to realize the benefits
                    of participation in a large and diverse
family of funds.

How often do the Trustees meet?

The Trustees meet each month (except August) over a two-day
period to review the
operations of each fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various Committees of the board which focus on particular matters.
These include: the Contract Committee, which reviews all contractual arrangements with
Putnam Management and its affiliates; the Communication and Service Committee, which reviews the quality of services provided by each fund's investor servicing agent, custodian and distributor; the Pricing, Brokerage and Special Investments Committee, which reviews matters relating to valuation of securities, best execution, brokerage costs and allocations and new investment techniques; the Audit Committee, which reviews accounting policies and the adequacy of internal controls and supervises the engagement of the funds' auditors; the
Compensation, Administration and Legal Affairs Committee, which reviews the
           Compensation     of the Trustees and their
administrative staff and
supervises the engagement of the funds' independent counsel; and the Nominating
Committee, which is responsible for selecting nominees for election as Trustees.

Each Trustee generally attends at least two formal committee meetings during such monthly meeting of the Trustees. During 1995, the average Trustee participated in approximately 40 committee and board meetings. In addition, the Trustees meet in small groups with Chief
Investment Officers and Portfolio Managers to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other
Committees, including an Executive Committee, may also meet on special occasions as the need arises.

What are the Trustees paid for their services?

Each fund pays each Trustee a fee for his or her services. Each Trustee also receives fees for serving as Trustee of the other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The fees paid to each Trustee by your fund and by all of the Putnam funds are shown below:

Compensation            Table

                                    Aggregate Compensation From:




Trustees
Asia Pacific
Growth
Fund*
Diversified
Income Fund*
Global Asset
Fund*
Global
Growth
Fund*
Growth and
Income Fund*
High Yield
Fund*
Money
Market
Fund*
U.S.
Govern-
ment and
High Quality
Fund*
Voyager
Fund*
New Oppor-
tunities
Fund*
Utilities
Growth &
Income
Fund*
Total
Compensa-
tion from
all Putnam
funds**



Jameson A. Baxter
  $148
  $1,059
  $1,178
  $1,961
  $3,662
 $1,183
  $756
 $1,537
 $3,016
   $895
  $1,265
$150,854


Hans H. Estin
   145
   1,066
   1,187
   1,976
   3,685
  1,192
   759
  1,547
  3,031
    898
   1,275
150,854


John A. Hill***
   148
   1,059
   1,178
   1,962
   3,659
  1,183
   756
  1,538
  3,013
    893
   1,265
149,854


Elizabeth T. Kennan
   145
   1,066
   1,187
   1,976
   3,685
  1,192
   759
  1,547
  3,031
    898
   1,275
148,854


Lawrence J. Lasser
   140
   1,060
   1,179
   1,963
   3,656
  1,184
   756
  1,539
  3,010
    889
   1,266
150,854


Robert E. Patterson
   150
   1,073
   1,195
   1,989
   3,714
  1,200
   762
  1,555
  3,052
    907
   1,283
152,854


Donald S. Perkins
   140
   1,060
   1,179
   1,963
   3,656
  1,184
   756
  1,539
  3,010
    889
   1,266
150,854


William F. Pounds
   148
   1,059
   1,179
   1,962
   3,658
  1,183
   756
  1,538
  3,012
    892
   1,265
149,854


George Putnam
   145
   1,066
   1,187
   1,976
   3,685
  1,192
   759
  1,547
  3,031
    898
   1,275
150,854


George Putnam, III
   145
   1,066
   1,187
   1,976
   3,685
  1,192
   759
  1,547
  3,031
    898
   1,275
150,854


Eli Shapiro****
   104
     709
     780
   1,311
   2,481
    799
   502
  1,023
  2,038
    651
     848
95,372


A.J.C. Smith
   139
   1,053
   1,171
   1,949
   3,629
  1,175
   753
  1,530
  2,992
    883
   1,257
149,854


W. Nicholas Thorndike
   150
   1,073
   1,195
   1,989
   3,714
  1,200
   762
  1,555
  3,052
    907
   1,283
152,854
















           +   Ronald J. Jackson became a Trustee of the Trust
effective May 3, 1996 and received no
               compensation from the PCM funds or the other
Putnam funds in 1995.

* Includes an annual retainer and an attendance fee for each meeting attended.

** Reflects total payments received from all Putnam funds in the most recent calendar year. As of December 31,
   1995, there were 99 funds in the Putnam family.

*** Includes compensation deferred with respect to certain of the PCM funds pursuant to a Trustee Compensation
     Deferral Plan. The total amount of deferred compensation payable to Mr. Hill by each applicable PCM fund as of
     December 31, 1995, including income earned on such amounts, is as follows: Global Asset Fund - $566; Global
     Growth Fund - $939; Growth and Income Fund - $1,775; High Yield Fund - $591; U.S. Government and High Quality
     Fund - $739; Voyager Fund - $1,511; and Utilities Growth and Income Fund - $621.

     **** Elected as a Trustee in April 1995.
The Trustees have approved Retirement Guidelines for Trustees of the Putnam funds. These guidelines provide generally that a Trustee who retires after reaching age 72 and who has at least 10 years of continuous service will be eligible to receive a retirement benefit from each
Putnam fund for which he or she served as a Trustee. The amount and form of such benefit is subject to determination annually by the Trustees and, unless otherwise determined by the
Trustees, will be an annual cash benefit payable for life equal to one-half of the Trustee retainer fees paid by each fund at the time of retirement. Several retired Trustees are currently receiving benefits pursuant to the Guidelines and it is anticipated that the current
Trustees will receive similar benefits upon their retirement. A Trustee who retired in calendar 1995 and was eligible to receive benefits under these Guidelines would have received an annual benefit of $66,749, based upon the aggregate retainer fees paid by the
Putnam funds for such year. The Trustees reserve the right to amend or terminate such
Guidelines and the related payments at any time, and may modify or waive the foregoing eligibility requirements when deemed appropriate.

For additional information about your fund, including further information about its Trustees
and officers, please see            "further     Information
About
   Your fund,"     on page            62    .

Putnam Investments

Putnam Investment Management, Inc. and its affiliates, Putnam Mutual Funds, the principal underwriter for shares of each fund and Putnam Fiduciary Trust Company, each fund's investor servicing agent and custodian, are wholly owned by Putnam Investments, Inc., One
Post Office Square, Boston, Massachusetts 02109, a holding company that is in turn wholly owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New York 10036. Marsh & McLennan Companies, Inc. and its operating subsidiaries are professional services firms with insurance and reinsurance brokering, consulting, and investment management businesses.

2. SELECTION OF INDEPENDENT AUDITORS

Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts, independent accountants, has been selected by the Trustees as the auditors of the Trust fund for its current fiscal year.
Among the country's preeminent accounting firms, this firm also serves as the auditor for approximately half of the other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of the fees charged for these services.

Approval by a majority of the shares of all funds voting together as a single class is necessary to ratify the selection of auditors. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.

PROPOSALS 3 AND 4

As described in the following proposals, the Trustees are recommending that shareholders of each fund approve a number of changes to their respective funds' fundamental investment restrictions, including the elimination of certain of these restrictions. The purpose of these changes is to standardize the investment restrictions of all of the Putnam funds, including your fund where appropriate, and in certain cases to increase each fund's investment
flexibility.  By having standard           .      investment
restrictions for the
Putnam funds, Putnam Management will be able to more easily monitor each fund's compliance with its investment policies. Many of these changes will have little practical effect on the way each fund is managed given the funds' current investment objectives and policies.

For purposes of            Proposals 3 and 4    , the term
"Fixed-Income
Funds" shall include the Diversified Income Fund, High Yield
Fund, Money Market Fund,
and U.S. Government and High Quality Fund.

           The following proposals only apply to your fund or subaccount to the extent specified; please disregard the proposals that do not specifically state that they apply to your fund or subaccount. Each fund will vote separately on each proposal. Voting by one fund will not affect voting on that proposal by any other fund.

The adoption of any of these proposals is not contingent on the adoption of any other
proposal.            .

3.A. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO DIVERSIFICATION

                (For the Diversified Income Fund, Global Asset
Fund, Global
     Growth Fund, Growth and Income Fund, High Yield Fund, Money
Market Fund,
     U.S. Government and High Quality Fund, and Voyager Fund only.)

The Trustees are recommending that            the     fund's
fundamental
investment restriction with respect to the diversification of its investments be revised to reflect the standard restriction expected to be used by other Putnam funds and to grant the
           fund     the maximum investment flexibility permitted
by the
Investment Company Act of 1940 ("1940 Act").  Under the 1940 Act,
the
   fund,     as            a     diversified
   fund    , generally may not, with respect to 75% of
   its
total assets, invest more than 5% of            its     total
assets in the
securities of any one issuer (except U.S.
   Government     securities).
The remaining 25% of            its     total assets are not
subject to this
restriction.


           The     fund's current restriction is more
restrictive, and states that
the fund may not:

   "Invest in securities of any issuer if, immediately after such investment, more than 5%
   of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to U.S. Government
   Securities, or, with respect to 25% of the fund's total assets, securities of any foreign government, its agencies or instrumentalities, securities of supra
   national     entities, and securities backed by the credit of
a governmental entity."

The proposed amended fundamental investment restriction is set forth below.

   "The fund may not.  .  .            .

   With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities."

If the proposed change is approved,            the     fund will
be able to
invest up to 25% of its total assets in the securities of any one issuer. The amended restriction would continue to exclude from its limitations U.S. government securities, and would clarify, consistent with the 1940 Act, that U.S. government securities include those securities guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities.  Following the amendment, the
   fund     would
continue to be            a     diversified investment
   company     for purposes of the 1940 Act.

Putnam Management believes that this enhanced flexibility could assist the
   fund     in achieving            its     investment
   objective    .  However, during times when Putnam Management
invests a higher
percentage of            the     fund's assets in one or more
issuers, the value
of            the     fund's shares may fluctuate more widely
than the value of
shares of a portfolio investing in a larger number of issuers.

Required Vote.  Approval of this proposal by            a
fund requires the
affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or
(2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.B.1.         AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
               RESTRICTION WITH RESPECT TO INVESTMENTS IN THE
VOTING
               SECURITIES OF A SINGLE ISSUER

                     (For all funds except the Utilities Growth and Income
          Fund)

The Trustees are recommending that            the     fund's
fundamental
investment restriction with respect to investments in the voting securities of a single issuer be revised to reflect the standard restriction expected to be used by other Putnam funds and to
grant the            fund     the maximum flexibility permitted
under the 1940
Act.  The 1940 Act prohibits a diversified fund, such as
   the
fund, from investing, with respect to 75% of its total assets, in the voting securities of an issuer if as a result it would own more than 10% of the outstanding voting securities of that
issuer.  The            fund's     current investment
restriction, which is more
restrictive than the 1940 Act, states that the
   fund     may not:

   "Acquire more than 10% of the voting securities of any issuer."

The proposed amended fundamental investment restriction is set forth below.

   "The fund may not.  .  .            .

   With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer."

The amendment enables            the     fund to purchase more
than 10% of
the voting securities of an issuer with respect to 25% of
   its     total
assets.

This proposal will have little practical effect on the Fixed-Income Funds and the Money
Market Fund, as these funds invest primarily in fixed-income securities which are not typically voting securities. Nevertheless, Putnam Management believes it would be in the best interest of each fund to conform its policy to provide the fund with maximum flexibility should circumstances change.

To the extent            the     fund individually or with other
funds and
accounts managed by Putnam Management or its affiliates were to own all or a major portion of the outstanding voting securities of a particular issuer, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer the fund could find it more difficult to sell these voting securities when Putnam Management believes it advisable to do so, or may be able to sell the securities only at prices significantly lower than if they were more widely held.

    In addition, certain of the companies in which
        the
           fund     may invest a greater portion of
   its     assets following the amendment could have relatively
small equity market
capitalizations (e.g., under $1 billion).   Such companies often
have limited product lines,
markets or financial resources. The securities of these companies may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of
computing
   the     fund's net asset value.

Required vote.  Approval of this proposal by            a
fund requires the
affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or
(2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.B.2.         AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
               RESTRICTION WITH RESPECT TO INVESTMENTS IN THE
VOTING
               SECURITIES OF A SINGLE ISSUER

                     (For the Utilities Growth and Income Fund only)

The Trustees are recommending that the fund's fundamental investment restriction with respect to investments in the voting securities of a single issuer be revised to reflect the standard restriction expected to be used by other Putnam funds and to grant the fund the maximum flexibility permitted under the Internal Revenue Code of 1986, as amended (the
"Code").  Under the Code, a non           -    diversified fund
such as the
fund may not invest, with respect to 50% of its total assets, in the voting securities of an issuer if as a result it would own more than 10% of the outstanding voting securities of that issuer. The remaining 50% of the fund's total assets is not subject to this limitation. The fund's current investment restriction, which is more restrictive than applicable tax rules, states that the fund may not:

   "Acquire more than 10% of the voting securities of any issuer
          "

The proposed amended fundamental investment restriction is set forth below.

    "The fund may not.  .  .            .

   With respect to 50% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer."

The amendment enables the fund to purchase more than 10% of the voting securities of an issuer with respect to 50% of the fund's total assets. To the extent the fund individually or with other funds and accounts managed by Putnam Management or its affiliates were to own all or a major portion of the outstanding voting securities of a particular issuer, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer the fund could find it more difficult to sell these voting securities when Putnam Management believes it advisable to do so, or may be able to sell the securities only at prices significantly lower than if they were more widely held. In addition, certain of the companies in which the fund may invest a greater portion of its assets following the amendment could have relatively small equity market capitalizations (e.g., under $1 billion).
Such companies often have limited product lines, markets or financial resources. The securities of these companies may trade less frequently and in limited volume, and only in
over           -    the           -    counter market or on a
regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

Required vote.  Approval of this proposal requires the
affirmative vote of the lesser of (1)
more than 50% of the outstanding shares of the fund, or
   (2)     67%
or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.C. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO MAKING LOANS

                (For all funds)

The Trustees are recommending that            the     fund's
fundamental
investment restriction with respect to making loans be revised to reflect the standard
restriction expected to be used by other Putnam funds and to remove any asset limitations on
the fund's ability to enter into repurchase agreements and
securities loans.  The current
restriction states that            the     fund may not:

   "Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value), or through the lending of its portfolio securities with respect to not more than 25% of its assets."

The proposed amended fundamental investment restriction is set forth below.

   "The fund may not.  .  .            .

   Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities."

Following the amendment,            the     fund may, consistent
with its
investment objective and policies and applicable law, enter into repurchase agreements and securities loans without limit.

When            the     fund enters into a repurchase agreement,
it typically
purchases a security for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the fund's cost plus
interest.  When            the     fund enters into a securities
loan, it lends
certain of its portfolio securities to broker-dealers or other parties and typically receives an interest payment in return. These transactions must be fully collateralized at all times, but involve some risk to the fund if the other party should default on its obligation. If the other party in these transactions should become involved in bankruptcy or insolvency proceedings,
it is possible that the fund            maybe     treated as an
unsecured creditor
and be required to return the underlying collateral to the other party's estate.

Required vote.  Approval of this proposal by            a
fund requires the
affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or
(2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.D.1.         AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
               RESTRICTION WITH RESPECT TO INVESTMENTS IN REAL
               ESTATE

                     (For the Asia Pacific Growth Fund, New
Opportunities
          Fund and Utilities Growth and Income Fund only)

           The Trustees     are recommending that            the
    fund's fundamental investment restriction with respect to investments in real estate be revised to reflect the standard restriction expected to be used by other Putnam funds. The
current restriction states that            the     fund may not:

   "Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein."

The proposed amended fundamental investment restriction is set forth below.

   "The fund may not.  .  .            .

   Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein."

The proposed amendment merely conforms            the     fund's
investment
restriction and will not affect the            fund's
investments.

Required vote.  Approval of this proposal by            a
fund requires the
affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or
(2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.D.2.         AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
               RESTRICTION WITH RESPECT TO INVESTMENTS IN REAL
               ESTATE

                     (For the Global Asset Fund, Global Growth
Fund,
          Growth and Income Fund, High Yield Fund, Money Market
Fund, U.S.
          government and High Quality Fund, and Voyager Fund
only)

The Trustees are recommending that            the     fund's
fundamental
investment restriction with respect to investments in real estate be revised to reflect the
standard restriction expected to be used by other Putnam funds and to provide the fund with
maximum flexibility.  The current restriction states that
   the     fund
may not:

   "Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate."

The proposed amended fundamental investment restriction is set forth below.

   "The fund may not.  .  .            .

   Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein."

The proposed amendment enables            the     fund to invest
in a wide
range of real estate-related investments, many in which
   the     fund
may already invest under the current restriction.  In addition, the
fund would be able to own real estate directly as a result of the exercise of its rights in connection with debt obligations it owns. In such cases, the ability to acquire and dispose of real estate may serve to protect the fund during times where an issuer of debt securities is unable to meet its obligations. Putnam Management believes that the enhanced flexibility
could assist            the     fund in achieving its investment
objective.

To the extent            the     fund holds real estate-related
securities, it will
be subject to the risks associated with the real estate market. These risks may include declines in the value of real estate, changes in general or local economic conditions,
           over building    , difficulty in completing
construction, increased
competition, changes in zoning laws, increases in property taxes and operating expenses, and
variations in rental income                Generally, increases
in interest rates
will increase the costs of obtaining financing, which may result in a decrease in the value of such investments. In addition, in order to enforce its rights in the event of a default of these
securities,            the     fund may be required to
participate in various
legal proceedings or take possession of and manage assets securing the issuer's obligations.
This could increase the fund's operating expenses           .
and adversely
affect the fund's net asset value.

Required vote.  Approval of this proposal by            a
fund requires the
affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or
(2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.D.3.         AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
               RESTRICTION WITH RESPECT TO INVESTMENTS IN REAL
               ESTATE

                     (For the Diversified Income Fund only)

The Trustees are recommending that the fund's fundamental investment restriction with respect to investments in real estate be revised to reflect the standard restriction expected to be used by other Putnam funds and to provide the fund with maximum flexibility. The current restriction states that

   "The fund may not.  .  .            .

                   Purchase or sell real estate, although it may purchase
   securities of issuers which deal in real estate, which are secured by interests in real estate and securities representing interests in real estate."

The proposed amended fundamental investment restriction is set forth below.

   "The fund may not.  .  .            .

   Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein."

The proposed amendment enables the fund to invest in a wide range of real estate-related investments, many in which the fund may already invest under the current restriction. In addition, the fund would be able to own real estate directly as a result of the exercise of its rights in connection with debt obligations it owns. In such cases, the ability to acquire and dispose of real estate may serve to protect the fund during times where an issuer of debt securities is unable to meet its obligations.

In order to enforce its rights in the event of a default of issuers of real estate
   - related securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations. This could increase the fund's operating expenses and adversely affect the fund's net asset value.

Required vote.  Approval of this proposal requires the
affirmative vote of the lesser of (1)
more than 50% of the outstanding shares of the fund, or
   (2)     67%
or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.E. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO CONCENTRATION OF            ITS
     ASSETS

                (For all funds)

The Trustees are recommending that            the     fund's
fundamental
investment restriction regarding concentration be revised to reflect the standard restriction expected to be used by other Putnam funds.  In addition, with respect to the
        Money Market Fund, the Trustees are recommending that the
fund's
concentration policy be conformed to that of the Putnam Money Market Fund. The current
restriction states that            the     fund may not:

   "Invest more than 25% of the value of its total assets in any one industry, except that
   PCM Money Market Fund may invest more than 25% of its assets in securities of banks and bank holding companies as a group when in the opinion of
Putnam Management
   yield differentials make such investments desirable, and suitable investments are
   available, and except that PCM            UTILITIES     Growth
and
   Income Fund may invest more than 25% of its assets in any of the public utilities industries. (U.S. government securities and securities of any foreign government, its agencies or instrumentalities, securities of supranational entities, and securities backed by
   the            creditor     of a governmental entity are not
considered to
   represent an industry)."

The proposed amended fundamental restriction is set forth below.

   "The fund may not . . .

   Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry; except that PCM Utilities Growth and
   Income Fund may invest more than 25% of its assets in any of the public utilities industries; and except that PCM Money Market Fund may invest up to 100% of its assets (i) in the banking industry, (ii) in the personal credit institution or business credit institution industries when in the opinion of management yield differentials make such investments desirable, or (iii) any combination of these."

The proposed change will not affect the way any fund is managed, except for the
                Money Market Fund.

The proposed change would permit the                 Money Market
Fund to
concentrate in the personal credit institution or business credit institution industries when in the opinion of Putnam Management yield differentials would make such investments
desirable.  This ability currently exists for the Putnam Money
Market Fund.  The
                Money Market Fund would continue to have the
ability to
concentrate in the banking industry.  Putnam Management believes that this enhanced
investment flexibility could assist the                 Money
Market Fund in
achieving its investment objective.  To the extent the
        Money
Market Fund concentrates its investments in any industry, it is more exposed to
                economic and other factors affecting such
industry.  Of course,
the            Money Market Fund     would only concentrate its
investments
when Putnam Management believes the potential benefits to the

   fund     justify any additional risks associated with such
concentration.

Required vote.  Approval of this proposal by            a
fund requires the
affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or
(2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.F. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO SENIOR SECURITIES

                (For all funds)

The Trustees are recommending that            the     fund's
fundamental
investment restriction with respect to the issuance of senior securities be revised to reflect the standard restriction expected to be used by other Putnam funds and to make it clear that the fund is not restricted from borrowing money consistent with its investment policies.
Generally, a "senior security" is a security which has priority over any other security as to distribution of assets or dividends, and technically includes all indebtedness over 5% of
           the     fund's assets.  The current restriction states
that
           the     fund may not:

   "Issue any class of securities which is senior to the fund's shares of beneficial interest."

The proposed amended fundamental investment restriction is set forth below.

   "The fund may not . . .

   Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings."

Although Putnam Management believes that            the     fund
may
currently borrow money to the maximum extent permitted by its existing policies without violating its current restriction, it believes that amending the restriction will avoid any possible ambiguity.

Required vote.  Approval of this proposal by            a
fund requires the
affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or
(2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.G. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO INVESTMENTS IN COMMODITIES

                (For all funds)

The Trustees are recommending that            the     fund's
fundamental
investment restriction with respect to investments in commodities be revised to reflect the
standard restriction expected to be used by other Putnam
funds
The current restriction states that            the     fund may
not:

   "Purchase or sell commodities or commodity contracts, except that it may purchase or sell futures contracts, options on futures, forward contracts and options on foreign currencies."

The proposed amended fundamental restriction is set forth below.

   "The fund may not.  .  .

   Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities."

Under the revised restriction,            the     fund will
continue to be able to
engage in a variety of transactions involving the use of financial futures and options and foreign currencies, as well as various other financial transactions to the extent consistent with
its investment objectives and policies           and, in the case
of the Money
Market Fund, SEC rules applicable to money market funds.
Although the     fund may
already engage in many of these activities, Putnam Management believes that the revised
language more clearly sets forth            the     fund's
policy.  The addition
of financial transactions not involving                 physical
commodities is
intended to give            the     fund maximum flexibility to
invest in a
variety of financial instruments that could technically be considered commodities, but which do not involve the direct purchase or sale of physical commodities, which is the intended focus of the restriction.

Required vote.  Approval of this proposal by            a
fund requires the
affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or
(2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

4.A. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO INVESTMENTS IN SECURITIES OF ISSUERS IN
WHICH
     MANAGEMENT OF THE            FUND     OR PUTNAM
     INVESTMENT MANAGEMENT OWNS SECURITIES

                (For all funds)

The Trustees are recommending eliminating            the
fund's
fundamental investment restriction which prevents the fund from investing in the securities of
issuers in which management of the fund or Putnam Management owns a certain percentage
of securities.  The current restriction states that
   the     fund may
not:

   "Invest in securities of any issuer if, to the knowledge of the Trust
           and Trustees of the Trust and officers and directors
of Putnam
   Management who beneficially own more than            0 5%
of the
   securities of that issuer together beneficially own more than 5%."

By eliminating this restriction,            the     fund would be
able to invest
in the securities of any issuer without regard to ownership in such issuer by management of the fund or Putnam Management, except to the extent otherwise prohibited by the fund's investment policies or the 1940 Act.

Required vote.  Approval of this proposal by            a
fund requires the
affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or
(2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

4.B. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO MARGIN TRANSACTIONS

                (For all funds)

The Trustees are recommending that            the     fund's
fundamental
investment restriction with respect to margin transactions be eliminated.  "Margin
transactions" involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. The current restriction
states that            the     fund may not:

   "Purchase securities on margin, except such short
   -    term
   credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with transactions in futures contracts and related options."

Putnam Management recommended that this restriction be eliminated because it is
unnecessary in light of current regulatory requirements; the 1940 Act does not require
           the     fund to have such a restriction.  If the
restriction were
removed,            the     fund would be able to engage in
margin
transactions to the extent consistent with its investment policies and the 1940 Act.

The fund's potential use of margin transactions beyond
transactions in financial futures and
options and for the clearance of purchases and sales of
securities, including the use of margin
in ordinary securities transactions, is currently limited by the
SEC position that margin
transactions are prohibited under Section 18 of the 1940 Act because they create senior
securities.  The fund's ability to engage in           .
margin transactions
is also limited by its investment policies, which generally permit the fund to borrow money only in limited circumstances.

Required vote.  Approval of this proposal by            a
fund requires the
affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or
(2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

4.C. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO SHORT SALES

                (For all funds)

The Trustees are recommending that            the     fund's
fundamental
investment restriction with respect to short sales be eliminated.
The current restriction states
that            the     fund may not:

   "Make short sales of securities or maintain a short position for the account of the fund unless at all times when a short position is open the fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short."

Putnam Management recommended that this restriction be eliminated because it is
unnecessary in light of current regulatory requirements; the 1940
Act does not require
           the     fund to have such a restriction.

In a typical short sale, the fund borrows securities from a broker that it anticipates will decline in value in order to sell to a third party. The fund becomes obligated to return securities of the same issue and quantity at some future date, and it realizes a loss to the extent the securities increase in value and a profit to the extent the securities decline in value
(after including any associated costs). Since the value of a particular security can increase without limit, the fund could potentially realize losses with respect to short sales in which the fund does not own or have the right to acquire at no added cost securities identical to those sold short that are significantly greater than the value of the securities at the time they are sold short.

Required vote.  Approval of this proposal by            a
fund requires the
affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or
(2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

4.D. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO PLEDGING ASSETS

                (For all funds)

The Trustees are recommending that            the     fund's
fundamental
investment restriction which limits the fund's ability to pledge its assets be eliminated.  The
current restriction states that            the     fund may not:

   "Pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 15% of the fund's total assets (taken at current value) and then only to secure borrowings permitted by restriction 1 above. (The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with the writing of put or call options and collateral arrangements with respect to margin for futures contracts and related options are not considered to be pledges or other encumbrances.)" [Restriction 1 referred to in this restriction allows each fund except for the Voyager Fund to borrow up to 10% of its total assets for certain purposes and allows the Voyager Fund to borrow more than 50% of its total assets less certain liabilities.]

Putnam Management recommended that this restriction be eliminated because it is
unnecessary in light of current regulatory requirements; the 1940
Act does not require
           the     fund to have such a restriction.

This proposal would remove all restrictions on            the
fund's ability
to pledge assets. Putnam Management believes that this enhanced flexibility could assist
           the     fund in achieving its investment objective.
Further, Putnam
Management believes that            the     fund's current limits
on pledging
may conflict with the fund's ability to borrow money to meet redemption requests or for extraordinary or emergency purposes. This conflict arises because banks may require
borrowers such as the            fund     to pledge assets in
order to
collateralize the amount borrowed. These collateral requirements are typically for amounts at least equal to, and often larger than, the principal amount of the loan.  If
   the     fund needed to borrow the maximum amount permitted by
its policies
(currently 10% of its total assets            for all funds
except the     Voyager
Fund,            which may borrow up to     50% of its total
assets less
certain liabilities), it might be possible that a bank would require collateral in excess of 15% of the fund's total assets. Thus, the current restriction could have the effect of reducing the amount that the fund may borrow in these situations.

Pledging assets does entail certain risks.  To the extent that the
fund pledges its assets, the fund may have less flexibility in liquidating its assets. If a large portion of the fund's assets were involved, the fund's ability to meet redemption requests or other obligations could be delayed.

Required vote.  Approval of this proposal by            a
fund requires the
affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or
(2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

4.E.1                    ELIMINATING THE FUND'S FUNDAMENTAL
                         INVESTMENT RESTRICTION WITH RESPECT TO
                         INVESTMENTS IN RESTRICTED SECURITIES

                (For the Diversified Income Fund, Global Asset
Fund, Global
     Growth Fund, Growth and Income Fund, High Yield Fund, U.S.
Government and
     High Quality Fund, and Voyager Fund)

The Trustees are recommending that            the     fund's
fundamental
investment restriction which limits its investments in securities subject to restrictions on
resale, which are known as "restricted securities," be
eliminated.  The current fundamental
investment restriction states that            the     fund may
not:

   "Purchase securities the disposition of which is restricted under federal securities laws, if, as a result, such investments would exceed 15% of the value of the fund's net assets, excluding restricted securities that have been determined by the Trustees of the Trust (or the person designated by them to make such determinations) to be readily marketable."

Putnam Management believes the restriction is unnecessary in light of current regulatory
requirements, which prohibit            the     fund from
investing more than
15% of its net assets in any combination of (a) securities which are not readily marketable,
(b) securities restricted as to resale           (excluding
securities
determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days.

By eliminating this restriction,            the     fund would
have maximum
flexibility to respond quickly to legal, regulatory and market developments regarding illiquid investments.

To the extent            the     fund invests in illiquid
investments, the fund
may encounter difficulty in determining the fair value of such securities for purposes of
computing net asset value.  In addition,            the     fund
could encounter
difficulty satisfying redemption requests within seven days if it could not readily dispose of its illiquid investments.

Required vote.  Approval of this proposal by            a
fund requires the
affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or
(2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

4.E.2.         ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
               RESTRICTION WITH RESPECT TO INVESTMENTS IN
RESTRICTED
               SECURITIES

                     (For the Money Market Fund only)

The Trustees are recommending that the                 fund's
fundamental
investment restriction which limits the fund's investments in securities subject to restrictions on resale, which are known as "restricted securities," be eliminated. The current fundamental investment restriction states that the fund may not:

   "Purchase securities the disposition of which is restricted under federal securities laws, if, as a result, such investments would exceed 10% of the value of the fund's net assets."

Putnam Management believes the restriction is unnecessary in light of current regulatory requirements, which prohibit the fund from investing more than 10% of its assets in illiquid securities, including restricted securities.

By eliminating this restriction, the fund would then have maximum flexibility to respond quickly to legal, regulatory and market developments regarding illiquid investments.

To the extent the fund invests in illiquid investments, the fund may encounter difficulty in determining the fair value of such securities for purposes of computing net asset value. In addition, the fund could encounter difficulty satisfying redemption requests within seven days if it could not readily dispose of its illiquid investments.

Required vote.  Approval of this proposal requires the
affirmative vote of the lesser of (1)
more than 50% of the outstanding shares of the fund, or
   (2)     67%
or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

4.F.1.         ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
               RESTRICTION WITH RESPECT TO CERTAIN OIL, GAS AND
MINERAL
               INTERESTS

                     (For all funds except the Utilities Growth and Income
          Fund)

The Trustees are recommending that            the     fund's
fundamental
investment restriction with respect to investments in oil, gas and mineral leases, rights or
royalty contracts be eliminated.  The current restriction states that
   the     fund may not:

   "Buy or sell oil, gas or other mineral leases, rights or royalty contracts."

Putnam Management recommended that this restriction be eliminated because it is
unnecessary in light of current regulatory requirements; the 1940
Act does not require the
           fund     to have such a restriction.

Putnam Management believes that the current restriction is unnecessarily restrictive, and could prevent the fund from investing in certain opportunities to the fullest extent that
Putnam Management believes would best serve the fund's investment objective. If the proposal is approved, the fund would be able to invest, consistent with applicable regulatory requirements, in a variety of securities the value of which is dependent upon the value of oil, gas and mineral interests, including securities which represent interests in, are secured by, or are issued by companies which deal in, such interests.

Investments in oil, gas and other mineral leases, rights or
royalty contracts
   ,     and in securities which derive their value in part from
such instruments, entail
certain risks. The prices of these investments are subject to substantial fluctuations, and may be affected by unpredictable economic and political circumstances such as social, political or military disturbances, the taxation and regulatory policies of various governments, the activities and policies of OPEC (an organization of major oil producing countries), the existence of cartels in such industries, the
discovery of new
reserves and the development of new techniques for producing, refining and transporting such materials and related products, the development of new technology, energy conservation practices, and the development of alternative energy sources and alternative uses for such materials and related products. In addition, in order to enforce its rights in the event of a
default of an issuer of these securities,            the     fund
may be required
to participate in various legal proceedings or take possession of and manage assets securing
the issuer's obligations.  This could increase            the
fund's operating
expenses and adversely affect the fund's net asset value.

Required vote.  Approval of this proposal by            a
fund requires the
affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or
(2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

4.F.2.         ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
               RESTRICTION WITH RESPECT TO
CERTAIN
               OIL, GAS AND MINERAL INTERESTS

                     (For the Utilities Growth and Income Fund only)

The Trustees are recommending that the                 fund's
fundamental
investment restriction with respect to investments in oil, gas and mineral leases, rights or royalty contracts be eliminated. The current restriction states that the fund may not:

   "Buy or sell oil, gas or other mineral leases, rights or royalty contracts, although it may purchase securities of issuers which deal in, represent interests in, or are secured by interests in such leases, rights, or contracts, and it may acquire or dispose of such leases, rights, or contracts acquired through the exercise of its rights as a holder of debt obligations secured thereby."

Putnam Management recommended that this restriction be eliminated because it is
unnecessary in light of current regulatory requirements; the 1940
Act does not require the
fund to have such a restriction.                  Putnam
Management also
believes that eliminating the restriction will provide the fund with maximum investment flexibility.

Investments in oil, gas and other mineral leases, rights or royalty contracts and in securities which derive their value in part from such instruments, entail certain risks. The prices of these investments are subject to substantial fluctuations, and may be affected by unpredictable economic and political circumstances such as social, political or military disturbances, the taxation and regulatory policies of various governments, the activities and policies of OPEC
(an organization of major oil producing countries), the existence of cartels in such industries, the discovery of new reserves and the development of new techniques for producing, refining and transporting such materials and related products, the development of new technology, energy conservation practices, and the development of alternative energy sources and alterative uses for such materials and related products. In addition, in order to enforce its rights in the event of a default of an issuer of these securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations. This could increase the fund's operating expenses and adversely affect the fund's net asset value.

Required vote.  Approval of this proposal requires the
affirmative vote of the lesser of (1)
more than 50% of the outstanding shares of the fund, or
   (2)     67%
or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

4.G. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO INVESTING TO GAIN CONTROL OF A COMPANY'S
     MANAGEMENT

                (For all funds)

The Trustees are recommending that            the     fund's
fundamental
investment restriction which states that the fund may not "make investments for the purpose of gaining control of a company's management" be eliminated. Eliminating the restriction
would make it clear that            the     fund can freely
exercise its rights as
a shareholder of the various companies in which it may invest, which
   could     at times fall under the technical definition of
control
   under the securities laws    .  These rights may include the
right to actively oppose
or support the management of such companies.

With respect to the Fixed-Income Funds, this proposal will not impact the majority of investments.

Putnam Management believes that eliminating this restriction will allow
   the     fund maximum flexibility to protect the value of its
investments through
influencing management of companies in which it may invest. Putnam Management believes
that            the     fund should be allowed to freely
communicate its views
as a shareholder on matters of policy to management, the board of directors, and other shareholders when a policy may affect the value of the fund's investment. Activities in
which            the     fund may engage might include the fund,
either
individually or with others, seeking changes in a company's goals, management, or board of directors, seeking the sale of some or all of a company's assets, or voting to participate in or oppose a takeover effort with respect to a company. Although Putnam Management believes
that            the     fund currently may engage in such
activities without
necessarily violating this restriction, it believes that eliminating the restriction will eliminate
any potential obstacle to            the     fund in protecting

   its     interests as            a shareholder    .

This area of corporate activity is highly prone to litigation, and whether or not the restriction
is eliminated,            the     fund could be drawn into
lawsuits related to
these activities.             The     fund will direct its
efforts toward those
instances where Putnam Management believes the potential for benefit to the fund outweighs potential litigation risks.

Required vote.  Approval of this proposal by            a
fund requires the
affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or
(2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

5. AMENDING THE AGREEMENT AND DECLARATION OF TRUST
      OF PUTNAM CAPITAL MANAGER TRUST     TO PERMIT ISSUANCE
   OF ADDITIONAL CLASSES OF SHARES

The Agreement and Declaration of Trust of            Putnam
Capital
Manager     Trust (the "Declaration of Trust") currently provides
for the issuance of one
class of shares for each series (or            fund)     of the
Trust.  The
Trustees recommend that they be authorized to amend the Declaration of Trust to permit the Trustees, without further shareholder action, to issue one or more additional classes of shares of the funds, having such preferences and special or relative rights and privileges as the
Trustees may determine.

The purpose of these amendments would be to permit the Trust to take advantage of
alternative methods of selling shares of the funds. Presently, shares of the funds are sold
           only     at net asset value to separate accounts of
various insurers
with no sales commission or load being charged. The Trust and its underwriter, Putnam
Mutual Funds, are currently considering offering insurance company separate accounts the option of buying shares that bear ongoing distribution fees paid to Putnam Mutual Funds for its services and expenses in connection with the sale of such shares, including promotional incentives paid to dealers that sell variable insurance products. The costs associated with the distribution of such shares would be allocated among those insurance company separate accounts that elect this optional method of purchasing shares. Contract Owners whose accounts are currently allocated to shares of the funds would not bear any portion of such
costs            with respect to such accounts.

Any                     additional classes of shares of a
        fund would participate on a proportionate basis with all other classes of shares in all other respects, including investment income, realized and unrealized gains and losses on portfolio investments, and other operating expenses. All classes of shares will generally
vote together as a single class, except            when     a
particular matter
affects a class materially differently from other classes, in which case a class will vote separately as to that matter.

The offering of new classes of shares is not expected to have any adverse affect on the funds'
current shareholders.  Costs attributable to any new classes of shares will be borne solely by
shareholders of any such class, and not current shareholders, unless they elect to purchase
shares of            a newly created     class.

The Trustees believe that providing alternative methods of purchasing shares of the
           funds     may lead to increased sales, resulting in
greater investment
flexibility and, to the extent of any increase in the size of a fund, possible reductions in operating expense ratios for all classes due to economies of scale, thus
   benefiting     both existing           .      and future
shareholders.

The proposed amendments would permit the creation of additional classes of shares for other purposes as well. However, the Trustees have no present intention of creating additional classes of shares for purposes other than as described above.

Required vote.  Approval of this proposal as to            a
fund     will
require the affirmative vote of a majority of outstanding shares
of            that
fund voting separately    .

If the shareholders of            any fund     do not approve the
proposal, the
Declaration of Trust will remain unchanged as to any such
   fund    .

Further Information About Voting and the Shareholder
Meeting           .

Quorum and Methods of Tabulation.  Thirty percent of the shares entitled to
vote            --    present in person or represented by proxy

   --     constitutes a quorum for the transaction of business
with respect to any
proposal at the meeting (unless otherwise noted in the proxy statement). Shares represented by proxies that reflect abstentions will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by each fund as tellers for the meeting.

The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees and selection of auditors, abstentions do not have any effect on the outcome of the proposal. With respect to any other proposals, abstentions have the effect of a negative vote on the proposal. Each of the Insurance Companies holding shares of the funds have agreed to vote their shares in proportion to and in the manner instructed by Contract
Owners. As stated previously, if instructions are not received or a Contract Owner leaves the voting discretionary for a particular fund, the relevant Insurance Company will vote shares in the same proportion as shares of that fund for which it has received instructions.

Other business. The Trustees know of no other business to be brought before the meeting.
However, if any other matters properly come before the meeting, it is their intention that absent specific Contract Owner instructions to the contrary, the Insurance Companies holding shares of the funds will vote on such matters in accordance with their best judgment.

Simultaneous meetings. The meeting of shareholders of the Trust is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously. If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Solicitation of proxies and voting instructions. In addition to soliciting proxies and voting instructions by mail, Trustees of each fund and employees of the Insurance Companies,
Putnam Management, Putnam Fiduciary Trust Company and Putnam Mutual Funds may solicit voting instructions from Contract Owners in person or by telephone. Each fund may also arrange to have voting instructions recorded by telephone. The telephone voting procedure is designed to authenticate Contract Owners' identities, to allow them to direct the voting of shares attributable to their accounts in accordance with their instructions and to confirm that their instructions have been properly recorded.
Each fund has been advised by
counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Contract Owners would be called at the phone number the Insurance Companies or Putnam Investments, as the case may be, has in its records for their accounts, and would be asked for their Social
Security number or other identifying information. The Contract Owners would then be given an opportunity to give their voting instructions. To ensure that the Contract Owners' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Each fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies.

Proxies                 may be solicited from shareholders who
have not voted
or who have abstained from voting            ; voting
instructions may be
solicited     from Contract Owners who have not provided voting
instructions or have
abstained from providing voting instructions.

Each of the funds has also retained at its expense D.F.  King &
Co.  Inc., 77 Water Street,
New York, NY 10055, to aid in the solicitation            of
instructions
for registered accounts, for a fee not to exceed $17,500
   for all funds in
the aggregate     plus reasonable out-of-pocket expenses for
mailing and phone costs.

Revocation of proxies.  Proxies executed by any of the Insurance
Companies may be revoked
at any time before they are voted by a written revocation received by the Clerk of the appropriate fund, by properly executing a later
   -    dated proxy or by
attending the meeting and voting in person.

Date for receipt of shareholders' proposals for subsequent meetings of shareholders. The
Trust's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such a meeting in 1997.
Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by the Trust within a reasonable period of time prior to any such meeting.

Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than
60 days in the aggregate to permit further solicitation of proxies with respect to any of such proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The appropriate Insurance Companies will vote in favor of such adjournment those shares which they are entitled to vote in favor of such proposals. They will vote against such adjournment those shares required to be voted against such proposals. Such fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Financial information. The Trust will furnish, without charge, to any of its shareholders upon request a copy of the Trust's annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed
to Putnam Investor Services,            P O    .  Box 41203,
Providence, RI
02940-1203 or 1-800-225-1581.

Further Information About Your            Fund

Limitation of Trustee liability. The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the
Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Audit and Nominating Committees.  The voting members of the Audit
Committee of the
Trust include only Trustees who are not "interested persons" of the Trust by reason of any affiliation with Putnam Investments and its affiliates. The Audit Committee currently consists of Messrs. Estin (Chairman), Perkins (without vote), Putnam, III (without vote),
Shapiro, Smith (without vote), and Ms. Kennan. The Nominating Committee consists only of Trustees who are not "interested persons" of the Trust or Putnam Management. The
Nominating Committee currently consists of Dr. Pounds and Ms. Kennan (Co- chairpersons),
Ms. Baxter, and Messrs. Estin, Hill, Jackson, Patterson, Shapiro, and Thorndike.

Officers and other information. In addition to George Putnam and Lawrence J. Lasser, the officers of the Trust are as follows:




   Year First
                                                  Elected
Name (age)               Office (Specific fund only)   to Office


Charles E. Porter (58)   Executive Vice President      1989
Patricia C. Flaherty (49)                         Senior Vice
President    1993
John D. Hughes (61)      Senior Vice President    1988
Gordon H. Silver (49)    Vice President           1990
Gary N. Coburn (50)      Vice President           1994
Peter Carman (55)        Vice President           1994
Tim Ferguson (39)        Vice President           1996
Brett C. Browchuk (33)   Vice President           1994
D. William Kohli* (35)   Vice President
                         (Diversified Income Fund
                         and Global Asset Allocation
                         Fund)                    1994
Anthony I. Kreisel* (51)                          Vice President
                         (Growth and Income Fund) 1993
William J. Landes** (43)                          Vice President
                         (Global Asset Allocation)     1993
Michael Martino* (43)    Vice President
                         (Diversified Income Fund)     1994
Carol C. McMullen* (41)  Vice President
                         (Global Growth Fund)     1996
Robert Swift* (36)       Vice President
                         (Global Growth Fund)     1996
Ami T. Kuan* (34)        Vice President
                         (Global Growth Fund)     1996
Daniel L. Miller* (39)   Vice President
                         (New Opportunities Fund)  1994
Robert R. Beck* (56)     Vice President
                         (Voyager Fund)           1995
Richard M. Frucci* (51)  Vice President
                         (Global Asset Allocation Fund)
        1995
Roland W. Gillis* (47)   Vice President
                         (Voyager Fund)           1995
David L. King* (39)      Vice President
                         (Growth and Income Fund,
                         Global Asset Allocation Fund) 1993
Jennifer E. Leichter* (35)                        Vice President
                         (Diversified Income Fund)     1994
Neil J. Powers* (34)     Vice President
                         (Diversified Income Fund)     1994
Christopher A. Ray* (33) Vice President
                         (Utilities Growth and Income
                         Fund and Global Asset
                         Allocation Fund)         1994
Sheldon N. Simon* (39)   Vice President
                         (Utilities Growth and
                         Income Fund)             1992
John K. Storkerson* (57) Vice President
                         (Global Growth Fund and
                         Global Asset Allocation Fund) 1992
Charles H. Swanberg* (48)                         Vice President
                         (Voyager Fund)           1994
Kenneth J. Taubes* (38)  Vice President
                         (U.S. government and
                         High Quality Fund)       1994
David K. Thomas* (54)    Vice President
                         (Asia Pacific Growth Fund)    1995
Rosemary H. Thomsen* (35)                         Vice President
                         (High Yield Fund)        1990
David J. Santos* (38)    Vice President
                         (Global Asset Allocation Fund)
        1995
Mark J. Siegel* (36)     Vice President
                         (Diversified Income Fund)     1995
Lindsey C. Strong* (35)  Vice President
                         (Money Market Fund)      1992
William N. Shiebler (54)***.                      Vice President
        1991
John R. Verani (57)      Vice President           1988
Paul M. O'Neil (43)      Vice President           1992
Beverly Marcus (52)      Clerk
1988


*One of the fund's portfolio managers

**Lead Portfolio Manager

***President of Putnam Mutual Funds

All of the officers are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh &
McLennan Companies, Inc., the parent corporation of Putnam
Management and Putnam
Mutual Funds, Messrs. Putnam, George Putnam, III, Lasser and
Smith (nominees for
Trustees of the Trust), as well as the officers of the Trust, will benefit from the management fees, custodian fees, and investor servicing fees paid or allowed by the Trust.

Assets and shares outstanding of each fund as of September 6, 1996






Fund Name
     Net Assets
     Number of
     Shares



        Outsta
     nding


Asia Pacific Growth Fund
$
   100,877,401

9,900,277


Diversified Income Fund
425,022,368
39,950,129


Global Asset Fund
642,439,778
40,868,193


Global Growth Fund
1,116,330,002
72,634,571


Growth and Income Fund
4,596,752,406

   210,264,528



High Yield Fund
647,038,729
52,704,280


Money Market Fund
453,896,399
453,896,399


U.S. Government and High Quality Fund
743,534,350
59,426,435


New Opportunities Fund
1,319,777,118
77,841,534


Utilities Growth and Income Fund
590,101,419
44,006,052


Voyager Fund
2,815,940,337
90,728,697


           Beneficial ownership of shares by each Insurance
Company as of

           September 5,  1996.

ASIA PACIFIC GROWTH FUND

                (1)      ITT Hartford Life Insurance
Companies9,523,251 shares
          200 Hopmeadow Street
          Simsbury, Connecticut 06089

     (2)  Paragon Life Insurance Co.
1,632 shares
          100 South Brentwood Blvd
          St. Louis, Missouri 63105

     (3)  ReliaStar Financial Group
375,393 shares
          20 Washington Avenue South
          Route No. 1225 01
          Minneapolis, Minnesota 554

DIVERSIFIED INCOME FUND

                (1)      ITT Hartford Life Insurance
Companies38,896,969 shares
          200 Hopmeadow Street
          Simsbury, Connecticut 06089


     (2)  Paragon Life Insurance Co.
1,149 shares
          100 South Brentwood Blvd
          St. Louis, Missouri 63105

     (3)  American Enterprise Life Insurance Company
170,777 shares
          733 Marquette Avenue
          Minneapolis, Minnesota 55402

     (4)  ReliaStar Financial Group
881,232 shares
          20 Washington Avenue South
          Route No. 1225
          Minneapolis, Minnesota 55401

GLOBAL ASSET ALLOCATION FUND

                (1)      ITT Hartford Life Insurance Companies
40,867,641 shares
          200 Hopmeadow Street
          Simsbury, Connecticut 06089

     (2)  Paragon Life Insurance Co.
552 shares
          100 South Brentwood Blvd
          St. Louis, Missouri 63105

GLOBAL GROWTH FUND

                (1)      ITT Hartford Life Insurance Companies
72,633,545 shares
          200 Hopmeadow Street
          Simsbury, Connecticut 06089

     (2)  Paragon Life Insurance Co.
1,026 shares
          100 South Brentwood Blvd
          St. Louis, Missouri 63105

GROWTH AND INCOME FUND

                (1)      ITT Hartford Life Insurance Companies
207,209,115 shares
          200 Hopmeadow Street
          Simsbury, Connecticut 06089

     (2)  Paragon Life Insurance Co.
1,733 shares
          100 South Brentwood Blvd
          St. Louis, Missouri 63105

     (3)  American Enterprise Life Insurance Company
186,716 shares
          733 Marquette Avenue
          Minneapolis, Minnesota 55402

     (4)  Investors Life
1,462,066 shares
          701 Brazos Street
          Suite 1400
          Austin, Texas 78701

     (5)  ReliaStar Financial Group
1,404,894 shares
          20 Washington Avenue South
          Route No. 1225
          Minneapolis, Minnesota 55401

HIGH YIELD FUND

     (1)  ITT Hartford Life Insurance Companies
52,598,640 shares
          200 Hopmeadow Street
          Simsbury, Connecticut 06089

     (2)  Paragon Life Insurance Co.
1,465 shares
          100 South Brentwood Blvd
          St. Louis, Missouri 63105

     (3)  American Enterprise Life Insurance Company
104,173 shares
          733 Marquette Avenue
          Minneapolis, Minnesota 55402

MONEY MARKET FUND

                (1)      ITT Hartford Life Insurance Companies
440,674,015 shares
          200 Hopmeadow Street
          Simsbury, Connecticut 06089

     (2)  Paragon Life Insurance Co.
2,539 shares
          100 South Brentwood Blvd
          St. Louis, Missouri 63105

     (3)  Investors Life
13,219,843 shares
          701 Brazos Street
          Suite 1400
          Austin, Texas 78701

NEW OPPORTUNITIES FUND

                (1)      ITT Hartford Life Insurance Companies
72,752,537 shares
          200 Hopmeadow Street
          Simsbury, Connecticut 06089

     (2)  Paragon Life Insurance Co.
2,212 shares
          100 South Brentwood Blvd
          St. Louis, Missouri 63105

     (3)  American Enterprise Life Insurance Company
209,257 shares
          733 Marquette Avenue
          Minneapolis, Minnesota 55402

     (4)  American Express Financial Advisors
3,632,631 shares
          IDS Life Flexible Portfolio Annuity
          733 Marquette Avenue
          Minneapolis, Minnesota 55402

     (5)  ReliaStar Financial Group
1,244,894 shares
          20 Washington Avenue South
          Route No. 1225
          Minneapolis, Minnesota 55401

U.S. GOVERNMENT AND HIGH QUALITY BOND FUND

                (1)      ITT Hartford Life Insurance Companies
58,310,033 shares
          200 Hopmeadow Street
          Simsbury, Connecticut 06089

     (2)  Paragon Life Insurance Co.
37 shares
          100 South Brentwood Blvd
          St. Louis, Missouri 63105

     (3)  Investors Life
1,116,363 shares
          701 Brazos Street
          Suite 1400
          Austin, Texas 78701

UTILITIES GROWTH AND INCOME FUND

                (1)      ITT Hartford Life Insurance Companies
43,519,455 shares
          200 Hopmeadow Street
          Simsbury, Connecticut 06089


     (2)  Paragon Life Insurance Co.
55 shares
          100 South Brentwood Blvd
          St. Louis, Missouri 63105

     (3)  ReliaStar Financial Group
486,540 shares
          20 Washington Avenue South
          Route No. 1225
          Minneapolis, Minnesota 55401

VOYAGER FUND

88,764,747 shares
     (1)  ITT Hartford Life Insurance Companies
          200 Hopmeadow Street
          Simsbury, Connecticut 06089

     (2)  Paragon Life Insurance Co.
989 shares
          100 South Brentwood Blvd
          St. Louis, Missouri 63105

     (3)  Investors Life
107,706 shares
          701 Brazos Street
          Suite 1400
          Austin, Texas 78701

     (4)  ReliaStar Financial Group
1,855,252 shares
          20 Washington Avenue South
          Route No. 1225
          Minneapolis, Minnesota 55401

PUTNAMINVESTMENTS
The Putnam Funds

One Post Office Square
Boston, Massachusetts  02109
Toll-free 1-800-225-1581


                            IDS LIFE INSURANCE COMPANY


           Voting Instructions for the Meeting of
Shareholders     to be held on December 5, 1996            For
Putnam Capital Manager Trust.

           This Instruction Card is solicited by the IDS Life Insurance Company ("IDS Life") from owners of variable annuity contracts and/or variable life insurance policies issued by IDS Life who have specified that a portion of their investment be allocated to the fund.

           Please fold and detach at perforation. Return only the Instruction Card below.

FUND:  PCM NEW OPPORTUNITIES FUND

The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the Fund be cast as directed on the reverse side, at the Meeting
of Shareholders of Putnam Capital Manager Trust     on December
5, 1996, at 2:00 p.m., Boston time, and at any adjournments
thereof           .

           THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WHEN PROPERLY EXECUTED WILL BE VOTED BY IDS LIFE IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN FAVOR OF ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND IN FAVOR OF EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE. INTERESTS FOR WHICH NO INSTRUCTIONS HAVE BEEN RECEIVED BY IDS LIFE WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY IDS LIFE FOR THE FUND. The undersigned, by completing this form, does hereby authorize IDS Life and its affiliates and employees to exercise their
discretion in voting upon such other business as     may properly
come before the meeting.


                                                             ----
------------------------------------

   Contract/policy owner sign here                Date


                                                             ----
------------------------------------
                                                             Co-
    owner sign here
          Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

           Where there is more than one version of a proposal set forth below you are only voting on the version applicable to your fund or sub-account as set forth in the Proxy Statement.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


PROPOSAL TO:




2.

Ratify the selection
of Price Waterhouse
LLP as the
independent auditors
of your fund.
FOR


/    /
AGAINST


/    /
ABSTAIN



   /    /


3.
</
R>








Amend the fund's
fundamental
investment
restriction with
respect to:







   B.1.
/2.
Investments in the
voting securities of
a single issuer.

/    /

/    /


       /
   /





   C.

Making loans.

/    /


   /
/

/    /




D.1.

Investments in real
estate.
/    /
/    /
/    /



E.
Concentration of its
assets.
/    /
/    /
/    /



F.
Senior securities.
/    /
/    /
/    /



G.
Investments in
commodities.
/    /
/    /
/    /


4.

Eliminate the fund's
fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management owns
securities.
/    /
/    /</
R>
/    /



B.
Margin transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.
Pledging assets.
/    /
/    /
/    /






   F.1.
/2.
Investments in
certain oil, gas and
mineral
interests
   .

/    /

/    /

/    /



G.
Investing to gain
control of a
company's
management
   .

/    /

/    /

/    /


5.

Amend the
        Declaration
of            Trust
of the Putnam
Capital Manager
Trust to permit the
issuance of
additional classes
of shares
   .
/    /
/    /
/    /

                          PARAGON LIFE INSURANCE COMPANY


           Voting Instructions for the Meeting of
Shareholders     to be held on December 5, 1996            For
Putnam Capital Manager Trust.

           This Instruction Card is solicited by the Paragon Life Insurance Company ("Paragon Life") from owners of group variable universal life policies issued by Paragon Life who have specified that a portion of their investment be allocated to the fund.

           Please fold and detach at perforation. Return only the Instruction Card below.

FUND:  PCM DIVERSIFIED INCOME FUND

The undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the Fund be cast as directed on the reverse side, at the Meeting of Shareholders of Putnam Capital Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments
thereof           .

           THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WHEN PROPERLY EXECUTED WILL BE VOTED BY PARAGON LIFE IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN FAVOR OF ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND IN FAVOR OF EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE. INTERESTS FOR WHICH NO INSTRUCTIONS HAVE BEEN RECEIVED BY PARAGON LIFE WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY PARAGON LIFE FOR THE FUND.
The undersigned, by completing this form, does hereby authorize Paragon Life and its affiliates and employees to exercise their
discretion in voting upon such other business as     may properly
come before the meeting.



                     -----------------------------------

                     Policy owner sign here
     Date



                     -----------------------------------

                     Co-    owner sign here
          Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

           Where there is more than one version of a proposal set forth below you are only voting on the version applicable to your fund or sub-account as set forth in the Proxy Statement.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


PROPOSAL TO:




2.

Ratify the
selection of Price
Waterhouse LLP as
the independent
auditors of your
fund.
FOR


/    /
AGAINST


/    /
ABSTAIN



   /
 /


3.
</
R>








Amend the fund's
fundamental
investment
restriction with
respect to:






A.
Diversification.
/    /
/    /
/    /



B.1   <
/R>


   .</R
>
Investments in the
voting securities
of a single issuer.

/    /

/    /





/    /





   C.

Making loans.

/    /


   /
/

/    /



D.2./3.
Investments in real
estate.
/    /
/    /
/    /



E.
Concentration of
its assets.
/    /
/    /
/    /



F.
Senior securities.
/    /
/    /
/    /



G.
Investments in
commodities.
/    /
/    /
/    /


4.

Eliminate the
fund's fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management owns
securities.



/    /



/    /



/    /



B.
Margin
transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.
Pledging assets.
/    /
/    /
/    /




   E.1.
/2.
Investments in
restricted
securities.

/    /

/    /

/    /



F.1   <
/R>


   .</R
>
Investments in
certain oil, gas
and mineral
interests


   .

/    /

/    /

/    /



G.
Investing to gain
control of a
company's
management
   .

/    /

/    /

/    /


5.

Amend the
        Declaration
of            Trust
of Putnam Capital
Manager     Trust
to permit the
issuance of
additional classes
of shares
   .



/    /




/    /



/    /





                          PARAGON LIFE INSURANCE COMPANY


           Voting Instructions for the Meeting of
Shareholders     to be held on December 5, 1996            For
Putnam Capital Manager Trust.

           This Instruction Card is solicited by the Paragon Life Insurance Company ("Paragon Life") from owners of group variable universal life policies issued by Paragon Life who have specified that a portion of their investment be allocated to the fund.

           Please fold and detach at perforation. Return only the Instruction Card below.

FUND:  PCM GROWTH AND INCOME FUND

The undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the Fund be cast as directed on the reverse side, at the Meeting of Shareholders of Putnam Capital Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments
thereof           .

           THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WHEN PROPERLY EXECUTED WILL BE VOTED BY PARAGON LIFE IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN FAVOR OF ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND IN FAVOR OF EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE. INTERESTS FOR WHICH NO INSTRUCTIONS HAVE BEEN RECEIVED BY PARAGON LIFE WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY PARAGON LIFE FOR THE FUND.
The undersigned, by completing this form, does hereby authorize Paragon Life and its affiliates and employees to exercise their
discretion in voting upon such other business as     may properly
come before the meeting.



                     -----------------------------------

                     Policy owner sign here
     Date



                     -----------------------------------

                     Co-    owner sign here
          Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

           Where there is more than one version of a proposal set forth below you are only voting on the version applicable to your fund or sub-account as set forth in the Proxy Statement.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


PROPOSAL TO:




2.

Ratify the
selection of Price
Waterhouse LLP as
the independent
auditors of your
fund.
FOR


/    /
AGAINST


/    /
ABSTAIN



   /
 /


3.
</
R>








Amend the fund's
fundamental
investment
restriction with
respect to:






A.
Diversification.
/    /
/    /
/    /



B.1   <
/R>


   .</R
>
Investments in the
voting securities
of a single issuer.

/    /

/    /





/    /





   C.

Making loans.

/    /


   /
/

/    /



D.2./3.
Investments in real
estate.
/    /
/    /
/    /



E.
Concentration of
its assets.
/    /
/    /
/    /



F.
Senior securities.
/    /
/    /
/    /



G.
Investments in
commodities.
/    /
/    /
/    /


4.

Eliminate the
fund's fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management owns
securities.



/    /



/    /



/    /



B.
Margin
transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.
Pledging assets.
/    /
/    /
/    /




   E.1.
/2.
Investments in
restricted
securities.

/    /

/    /

/    /



F.1   <
/R>


   .</R
>
Investments in
certain oil, gas
and mineral
interests


   .

/    /

/    /

/    /



G.
Investing to gain
control of a
company's
management
   .

/    /

/    /

/    /


5.

Amend the
        Declaration
of            Trust
of Putnam Capital
Manager     Trust
to permit the
issuance of
additional classes
of shares
   .



/    /




/    /



/    /





                          PARAGON LIFE INSURANCE COMPANY


           Voting Instructions for the Meeting of
Shareholders     to be held on December 5, 1996            For
Putnam Capital Manager Trust.

           This Instruction Card is solicited by the Paragon Life Insurance Company ("Paragon Life") from owners of group variable universal life policies issued by Paragon Life who have specified that a portion of their investment be allocated to the fund.

           Please fold and detach at perforation. Return only the Instruction Card below.

FUND:  PCM GLOBAL GROWTH FUND

The undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the Fund be cast as directed on the reverse side, at the Meeting of Shareholders of Putnam Capital Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments
thereof           .

           THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WHEN PROPERLY EXECUTED WILL BE VOTED BY PARAGON LIFE IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN FAVOR OF ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND IN FAVOR OF EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE. INTERESTS FOR WHICH NO INSTRUCTIONS HAVE BEEN RECEIVED BY PARAGON LIFE WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY PARAGON LIFE FOR THE FUND.
The undersigned, by completing this form, does hereby authorize Paragon Life and its affiliates and employees to exercise their
discretion in voting upon such other business as     may properly
come before the meeting.



                     -----------------------------------

                     Policy owner sign here
     Date



                     -----------------------------------

                     Co-    owner sign here
          Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

           Where there is more than one version of a proposal set forth below you are only voting on the version applicable to your fund or sub-account as set forth in the Proxy Statement.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


PROPOSAL TO:




2.

Ratify the
selection of Price
Waterhouse LLP as
the independent
auditors of your
fund.
FOR


/    /
AGAINST


/    /
ABSTAIN



   /
 /


3.
</
R>








Amend the fund's
fundamental
investment
restriction with
respect to:






A.
Diversification.
/    /
/    /
/    /



B.1   <
/R>


   .</R
>
Investments in the
voting securities
of a single issuer.

/    /

/    /





/    /





   C.

Making loans.

/    /


   /
/

/    /



D.2./3.
Investments in real
estate.
/    /
/    /
/    /



E.
Concentration of
its assets.
/    /
/    /
/    /



F.
Senior securities.
/    /
/    /
/    /



G.
Investments in
commodities.
/    /
/    /
/    /


4.

Eliminate the
fund's fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management owns
securities.



/    /



/    /



/    /



B.
Margin
transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.
Pledging assets.
/    /
/    /
/    /




   E.1.
/2.
Investments in
restricted
securities.

/    /

/    /

/    /



F.1   <
/R>


   .</R
>
Investments in
certain oil, gas
and mineral
interests


   .

/    /

/    /

/    /



G.
Investing to gain
control of a
company's
management
   .

/    /

/    /

/    /


5.

Amend the
        Declaration
of            Trust
of Putnam Capital
Manager     Trust
to permit the
issuance of
additional classes
of shares
   .



/    /




/    /



/    /





                          PARAGON LIFE INSURANCE COMPANY


           Voting Instructions for the Meeting of
Shareholders     to be held on December 5, 1996            For
Putnam Capital Manager Trust.

           This Instruction Card is solicited by the Paragon Life Insurance Company ("Paragon Life") from owners of group variable universal life policies issued by Paragon Life who have specified that a portion of their investment be allocated to the fund.

           Please fold and detach at perforation. Return only the Instruction Card below.

FUND:  PCM GLOBAL ASSET ALLOCATION FUND

The undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the Fund be cast as directed on the reverse side, at the Meeting of Shareholders of Putnam Capital Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments
thereof           .

           THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WHEN PROPERLY EXECUTED WILL BE VOTED BY PARAGON LIFE IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN FAVOR OF ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND IN FAVOR OF EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE. INTERESTS FOR WHICH NO INSTRUCTIONS HAVE BEEN RECEIVED BY PARAGON LIFE WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY PARAGON LIFE FOR THE FUND.
The undersigned, by completing this form, does hereby authorize Paragon Life and its affiliates and employees to exercise their
discretion in voting upon such other business as     may properly
come before the meeting.



                     -----------------------------------

                     Policy owner sign here
     Date



                     -----------------------------------

                     Co-    owner sign here
          Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

           Where there is more than one version of a proposal set forth below you are only voting on the version applicable to your fund or sub-account as set forth in the Proxy Statement.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


PROPOSAL TO:




2.

Ratify the
selection of Price
Waterhouse LLP as
the independent
auditors of your
fund.
FOR


/    /
AGAINST


/    /
ABSTAIN



   /
 /


3.
</
R>








Amend the fund's
fundamental
investment
restriction with
respect to:






A.
Diversification.
/    /
/    /
/    /



B.1   <
/R>


   .</R
>
Investments in the
voting securities
of a single issuer.

/    /

/    /





/    /





   C.

Making loans.

/    /


   /
/

/    /



D.2./3.
Investments in real
estate.
/    /
/    /
/    /



E.
Concentration of
its assets.
/    /
/    /
/    /



F.
Senior securities.
/    /
/    /
/    /



G.
Investments in
commodities.
/    /
/    /
/    /


4.

Eliminate the
fund's fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management owns
securities.



/    /



/    /



/    /



B.
Margin
transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.
Pledging assets.
/    /
/    /
/    /




   E.1.
/2.
Investments in
restricted
securities.

/    /

/    /

/    /



F.1   <
/R>


   .</R
>
Investments in
certain oil, gas
and mineral
interests


   .

/    /

/    /

/    /



G.
Investing to gain
control of a
company's
management
   .

/    /

/    /

/    /


5.

Amend the
        Declaration
of            Trust
of Putnam Capital
Manager     Trust
to permit the
issuance of
additional classes
of shares
   .



/    /




/    /



/    /





                          PARAGON LIFE INSURANCE COMPANY


           Voting Instructions for the Meeting of
Shareholders     to be held on December 5, 1996            For
Putnam Capital Manager Trust.

           This Instruction Card is solicited by the Paragon Life Insurance Company ("Paragon Life") from owners of group variable universal life policies issued by Paragon Life who have specified that a portion of their investment be allocated to the fund.

           Please fold and detach at perforation. Return only the Instruction Card below.

FUND:  PCM HIGH YIELD FUND

The undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the Fund be cast as directed on the reverse side, at the Meeting of Shareholders of Putnam Capital Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments
thereof           .

           THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WHEN PROPERLY EXECUTED WILL BE VOTED BY PARAGON LIFE IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN FAVOR OF ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND IN FAVOR OF EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE. INTERESTS FOR WHICH NO INSTRUCTIONS HAVE BEEN RECEIVED BY PARAGON LIFE WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY PARAGON LIFE FOR THE FUND.
The undersigned, by completing this form, does hereby authorize Paragon Life and its affiliates and employees to exercise their
discretion in voting upon such other business as     may properly
come before the meeting.



                     -----------------------------------

                     Policy owner sign here
     Date



                     -----------------------------------

                     Co-    owner sign here
          Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

           Where there is more than one version of a proposal set forth below you are only voting on the version applicable to your fund or sub-account as set forth in the Proxy Statement.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


PROPOSAL TO:




2.

Ratify the
selection of Price
Waterhouse LLP as
the independent
auditors of your
fund.
FOR


/    /
AGAINST


/    /
ABSTAIN



   /
 /


3.
</
R>








Amend the fund's
fundamental
investment
restriction with
respect to:






A.
Diversification.
/    /
/    /
/    /



B.1   <
/R>


   .</R
>
Investments in the
voting securities
of a single issuer.

/    /

/    /





/    /





   C.

Making loans.

/    /


   /
/

/    /



D.2./3.
Investments in real
estate.
/    /
/    /
/    /



E.
Concentration of
its assets.
/    /
/    /
/    /



F.
Senior securities.
/    /
/    /
/    /



G.
Investments in
commodities.
/    /
/    /
/    /


4.

Eliminate the
fund's fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management owns
securities.



/    /



/    /



/    /



B.
Margin
transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.
Pledging assets.
/    /
/    /
/    /




   E.1.
/2.
Investments in
restricted
securities.

/    /

/    /

/    /



F.1   <
/R>


   .</R
>
Investments in
certain oil, gas
and mineral
interests


   .

/    /

/    /

/    /



G.
Investing to gain
control of a
company's
management
   .

/    /

/    /

/    /


5.

Amend the
        Declaration
of            Trust
of Putnam Capital
Manager     Trust
to permit the
issuance of
additional classes
of shares
   .



/    /




/    /



/    /

                          PARAGON LIFE INSURANCE COMPANY


           Voting Instructions for the Meeting of
Shareholders     to be held on December 5, 1996            For
Putnam Capital Manager Trust.

           This Instruction Card is solicited by the Paragon Life Insurance Company ("Paragon Life") from owners of group variable universal life policies issued by Paragon Life who have specified that a portion of their investment be allocated to the fund.

           Please fold and detach at perforation. Return only the Instruction Card below.

FUND:  PCM MONEY MARKET FUND

The undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the Fund be cast as directed on the reverse side, at the Meeting of Shareholders of Putnam Capital Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments
thereof           .

           THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WHEN PROPERLY EXECUTED WILL BE VOTED BY PARAGON LIFE IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN FAVOR OF ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND IN FAVOR OF EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE. INTERESTS FOR WHICH NO INSTRUCTIONS HAVE BEEN RECEIVED BY PARAGON LIFE WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY PARAGON LIFE FOR THE FUND.
The undersigned, by completing this form, does hereby authorize Paragon Life and its affiliates and employees to exercise their
discretion in voting upon such other business as     may properly
come before the meeting.



                     -----------------------------------

                     Policy owner sign here
     Date



                     -----------------------------------

                     Co-    owner sign here
          Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

           Where there is more than one version of a proposal set forth below you are only voting on the version applicable to your fund or sub-account as set forth in the Proxy Statement.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


PROPOSAL TO:




2.

Ratify the
selection of Price
Waterhouse LLP as
the independent
auditors of your
fund.
FOR


/    /
AGAINST


/    /
ABSTAIN



   /
 /


3.
</
R>








Amend the fund's
fundamental
investment
restriction with
respect to:






A.
Diversification.
/    /
/    /
/    /



B.1   <
/R>


   .</R
>
Investments in the
voting securities
of a single issuer.

/    /

/    /





/    /





   C.

Making loans.

/    /


   /
/

/    /



D.2./3.
Investments in real
estate.
/    /
/    /
/    /



E.
Concentration of
its assets.
/    /
/    /
/    /



F.
Senior securities.
/    /
/    /
/    /



G.
Investments in
commodities.
/    /
/    /
/    /


4.

Eliminate the
fund's fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management owns
securities.



/    /



/    /



/    /



B.
Margin
transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.
Pledging assets.
/    /
/    /
/    /




   E.1.
/2.
Investments in
restricted
securities.

/    /

/    /

/    /



F.1   <
/R>


   .</R
>
Investments in
certain oil, gas
and mineral
interests


   .

/    /

/    /

/    /



G.
Investing to gain
control of a
company's
management
   .

/    /

/    /

/    /


5.

Amend the
        Declaration
of            Trust
of Putnam Capital
Manager     Trust
to permit the
issuance of
additional classes
of shares
   .



/    /




/    /



/    /

                          PARAGON LIFE INSURANCE COMPANY


           Voting Instructions for the Meeting of
Shareholders     to be held on December 5, 1996            For
Putnam Capital Manager Trust.

           This Instruction Card is solicited by the Paragon Life Insurance Company ("Paragon Life") from owners of group variable universal life policies issued by Paragon Life who have specified that a portion of their investment be allocated to the fund.

           Please fold and detach at perforation. Return only the Instruction Card below.

FUND:  PCM VOYAGER FUND

The undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the Fund be cast as directed on the reverse side, at the Meeting of Shareholders of Putnam Capital Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments
thereof           .

           THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WHEN PROPERLY EXECUTED WILL BE VOTED BY PARAGON LIFE IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN FAVOR OF ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND IN FAVOR OF EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE. INTERESTS FOR WHICH NO INSTRUCTIONS HAVE BEEN RECEIVED BY PARAGON LIFE WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY PARAGON LIFE FOR THE FUND.
The undersigned, by completing this form, does hereby authorize Paragon Life and its affiliates and employees to exercise their
discretion in voting upon such other business as     may properly
come before the meeting.



                     -----------------------------------

                     Policy owner sign here
     Date



                     -----------------------------------

                     Co-    owner sign here
          Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

           Where there is more than one version of a proposal set forth below you are only voting on the version applicable to your fund or sub-account as set forth in the Proxy Statement.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


PROPOSAL TO:




2.

Ratify the
selection of Price
Waterhouse LLP as
the independent
auditors of your
fund.
FOR


/    /
AGAINST


/    /
ABSTAIN


/    /


3.





Amend the fund's
fundamental
investment
restriction with
respect to:







   A.
Diversification.
/    /
/    /
/
/



B.1   <
/R>


   .</R
>
Investments in the
voting securities
of a single issuer.

/    /

/    /





/    /





   C.

Making loans.

/    /


   /
/

/    /



D.2./3.
Investments in real
estate.
/    /
/    /
/    /



E.
Concentration of
its assets.
/    /
/    /
/    /



F.
Senior securities.
/    /
/    /
/    /



G.
Investments in
commodities.
/    /
/    /
/    /


4.

Eliminate the
fund's fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management owns
securities.



/    /



/    /



/    /



B.
Margin
transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.
Pledging assets.
/    /
/    /
/    /




   E.1.
/2.
Investments in
restricted
securities.

/    /

/    /

/    /<
/R>



F.1

   <
/R>


   .</R
>
Investments in
certain oil, gas
and mineral
interests


   .

/    /

/    /

/    /



G.
Investing to gain
control of a
company's
management
   .

/    /

/    /

/    /


5.

Amend the
        Declaration
of            Trust
of Putnam Capital
Manager     Trust
to permit the
issuance of
additional classes
of shares
   .



/    /




/    /



/    /

                          PARAGON LIFE INSURANCE COMPANY


           Voting Instructions for the Meeting of
Shareholders     to be held on December 5, 1996            For
Putnam Capital Manager Trust.

           This Instruction Card is solicited by the Paragon Life Insurance Company ("Paragon Life") from owners of group variable universal life policies issued by Paragon Life who have specified that a portion of their investment be allocated to the fund.

           Please fold and detach at perforation. Return only the Instruction Card below.

FUND:  PCM U.S. GOVERNMENT AND HIGH QUALITY BOND FUND

The undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the Fund be cast as directed on the reverse side, at the Meeting of Shareholders of Putnam Capital Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments
thereof           .

           THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WHEN PROPERLY EXECUTED WILL BE VOTED BY PARAGON LIFE IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN FAVOR OF ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND IN FAVOR OF EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE. INTERESTS FOR WHICH NO INSTRUCTIONS HAVE BEEN RECEIVED BY PARAGON LIFE WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY PARAGON LIFE FOR THE FUND.
The undersigned, by completing this form, does hereby authorize Paragon Life and its affiliates and employees to exercise their
discretion in voting upon such other business as     may properly
come before the meeting.



                     -----------------------------------

                     Policy owner sign here
     Date



                     -----------------------------------

                     Co-    owner sign here
          Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

           Where there is more than one version of a proposal set forth below you are only voting on the version applicable to your fund or sub-account as set forth in the Proxy Statement.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


PROPOSAL TO:




2.

Ratify the
selection of Price
Waterhouse LLP as
the independent
auditors of your
fund.
FOR


/    /
AGAINST


/    /
ABSTAIN



   /
 /


3.
</
R>








Amend the fund's
fundamental
investment
restriction with
respect to:






A.
Diversification   <
/R>

   .
/    /
/    /
/    /



B.1   <
/R>


   .</R
>
Investments in the
voting securities
of a single issuer.

/    /

/    /





/    /





   C.

Making loans.

/    /


   /
/

/    /



D.2./3.
Investments in real
estate.
/    /
/    /
/    /



E.
Concentration of
its assets.
/    /
/    /
/    /



F.
Senior securities.
/    /
/    /
/    /



G.
Investments in
commodities.
/    /
/    /
/    /


4.

Eliminate the
fund's fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management owns
securities.



/    /



/    /



/    /



B.
Margin
transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.
Pledging assets.
/    /
/    /
/    /




   E.1.
/2.
Investments in
restricted
securities.

/    /

/    /

/    /



F.1   <
/R>


   .</R
>
Investments in
certain oil, gas
and mineral
interests


   .

/    /

/    /

/    /



G.
Investing to gain
control of a
company's
management
   .

/    /

/    /

/    /


5.

Amend the
        Declaration
of            Trust
of Putnam Capital
Manager     Trust
to permit the
issuance of
additional classes
of shares
   .



/    /




/    /



/    /

                          PARAGON LIFE INSURANCE COMPANY


           Voting Instructions for the Meeting of
Shareholders     to be held on December 5, 1996            For
Putnam Capital Manager Trust.

           This Instruction Card is solicited by the Paragon Life Insurance Company ("Paragon Life") from owners of group variable universal life policies issued by Paragon Life who have specified that a portion of their investment be allocated to the fund.

           Please fold and detach at perforation. Return only the Instruction Card below.

FUND:  PCM ASIA PACIFIC GROWTH FUND

The undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the Fund be cast as directed on the reverse side, at the Meeting of Shareholders of Putnam Capital Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments
thereof           .

           THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WHEN PROPERLY EXECUTED WILL BE VOTED BY PARAGON LIFE IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN FAVOR OF ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND IN FAVOR OF EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE. INTERESTS FOR WHICH NO INSTRUCTIONS HAVE BEEN RECEIVED BY PARAGON LIFE WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY PARAGON LIFE FOR THE FUND.
The undersigned, by completing this form, does hereby authorize Paragon Life and its affiliates and employees to exercise their
discretion in voting upon such other business as     may properly
come before the meeting.



                     -----------------------------------

                     Policy owner sign here
     Date



                     -----------------------------------

                     Co-    owner sign here
          Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

           Where there is more than one version of a proposal set forth below you are only voting on the version applicable to your fund or sub-account as set forth in the Proxy Statement.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


PROPOSAL TO:




2.

Ratify the selection
of Price Waterhouse
LLP as the
independent auditors
of your fund.
FOR


/    /
AGAINST


/    /
ABSTAIN



   /    /


3.
</
R>








Amend the fund's
fundamental
investment
restriction with
respect to:







   B.1.
/2.
Investments in the
voting securities of
a single issuer.

/    /

/    /


       /
   /





   C.

Making loans.

/    /


   /
/

/    /




D.1.

Investments in real
estate.
/    /
/    /
/    /



E.
Concentration of its
assets.
/    /
/    /
/    /



F.
Senior securities.
/    /
/    /
/    /



G.
Investments in
commodities.
/    /
/    /
/    /


4.

Eliminate the fund's
fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management owns
securities.
/    /
/    /</
R>
/    /



B.
Margin transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.
Pledging assets.
/    /
/    /
/    /






   F.1.
/2.
Investments in
certain oil, gas and
mineral
interests
   .

/    /

/    /

/    /



G.
Investing to gain
control of a
company's
management
   .

/    /

/    /

/    /


5.

Amend the
        Declaration
of            Trust
of the Putnam
Capital Manager
Trust to permit the
issuance of
additional classes
of shares
   .
/    /
/    /
/    /

                          PARAGON LIFE INSURANCE COMPANY


           Voting Instructions for the Meeting of
Shareholders     to be held on December 5, 1996            For
Putnam Capital Manager Trust.

           This Instruction Card is solicited by the Paragon Life Insurance Company ("Paragon Life") from owners of group variable universal life policies issued by Paragon Life who have specified that a portion of their investment be allocated to the fund.

           Please fold and detach at perforation. Return only the Instruction Card below.

FUND:  PCM NEW OPPORTUNITIES FUND

The undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the Fund be cast as directed on the reverse side, at the Meeting of Shareholders of Putnam Capital Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments
thereof           .

           THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WHEN PROPERLY EXECUTED WILL BE VOTED BY PARAGON LIFE IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN FAVOR OF ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND IN FAVOR OF EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE. INTERESTS FOR WHICH NO INSTRUCTIONS HAVE BEEN RECEIVED BY PARAGON LIFE WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY PARAGON LIFE FOR THE FUND.
The undersigned, by completing this form, does hereby authorize Paragon Life and its affiliates and employees to exercise their
discretion in voting upon such other business as     may properly
come before the meeting.



                     -----------------------------------

                     Policy owner sign here
     Date



                     -----------------------------------

                     Co-    owner sign here
          Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

           Where there is more than one version of a proposal set forth below you are only voting on the version applicable to your fund or sub-account as set forth in the Proxy Statement.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


PROPOSAL TO:




2.

Ratify the selection
of Price Waterhouse
LLP as the
independent auditors
of your fund.
FOR


/    /
AGAINST


/    /
ABSTAIN


/    /


3.





Amend the fund's
fundamental
investment
restriction with
respect to:







   B.1.
/2.
Investments in the
voting securities of
a single issuer.

/    /

/    /


       /
   /





   C.

Making loans.

/    /


       /
    /

/    /





   D.1.

Investments in real
estate.
/    /

   /
/
/    /



E.
Concentration of its
assets.
/    /
/    /
/    /



F.
Senior securities.
/    /
/    /
/    /



G.
Investments in
commodities.
/    /
/    /
/    /


4.

Eliminate the fund's
fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management owns
securities.
/    /
/    /
/    /



B.
Margin transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.
Pledging assets.
/    /
/    /
/    /



F.1./2.

Investments in
certain oil, gas and
mineral
interests
   .

/    /

/    /

/    /



G.
Investing to gain
control of a
company's
management
   .

/    /

/    /

/    /


5.

Amend the
        Declaration
of            Trust
of the Putnam
Capital Manager
Trust to permit the
issuance of
additional classes
of shares
   .
/    /
/    /
/    /

                          PARAGON LIFE INSURANCE COMPANY


Voting Instructions for the Meeting of Shareholders to be held on
December 5, 1996                 For                 Putnam
Capital Manager Trust.

This Instruction Card is solicited by            the Paragon Life
Insurance Company ("Paragon Life")     from owners of
   group     variable            universal life     policies
issued by            Paragon Life     who have specified that a
portion of their investment be allocated to the fund.

Please fold and detach at perforation. Return only the Instruction Card below.

           FUND:  PCM UTILITIES GROWTH AND INCOME FUND

The undersigned policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to the
           Fund     be cast as directed on the reverse side, at
the Meeting of Shareholders                 of Putnam Capital
Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.

           THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WHEN PROPERLY EXECUTED WILL BE VOTED BY PARAGON LIFE IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN FAVOR OF ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND IN FAVOR OF EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE. INTERESTS FOR WHICH NO INSTRUCTIONS HAVE BEEN RECEIVED BY PARAGON LIFE WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY PARAGON LIFE FOR THE FUND.
The undersigned, by completing this form, does hereby authorize Paragon Life and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.



          -----------------------------------

                     Policy owner     sign here
     Date



                         -----------------------------------

          Co-owner sign here
          Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

           Where there is more than one version of a proposal set forth below you are only voting on the version applicable to your fund or sub-account as set forth in the Proxy Statement.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


PROPOSAL TO:




2.

Ratify the selection
of Price Waterhouse
LLP as the
independent auditors
of your fund.
FOR


/    /
AGAINST


/    /
ABSTAIN


/    /


3.





Amend the fund's
fundamental
investment
restriction with
respect to:







   B.1.
/2    .
Investments in the
voting securities of
a single issuer.

/    /

/    /

/    /




C.

Making loans.

/    /

/    /

/    /




D.1.

Investments in real
estate.
/    /
/    /
/    /



E.
Concentration of its
assets.
/    /
/    /
/    /



F.
Senior securities.
/    /
/    /
/    /



G.
Investments in
commodities.
/    /
/    /
/    /


4.

Eliminate the fund's
fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management owns
securities.
/    /
/    /
/    /



B.
Margin transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.
Pledging assets.
/    /
/    /
/    /




   F.1.
/2.
Investments in
           certain
oil, gas and mineral
interests    .

/    /

/    /


       /
 /



G.
Investing to gain
control of a
company's
management.

/    /

/    /

/    /


5.

Amend the
        Declaration
of Trust of the
           Putnam
Capital Manager
Trust to permit the
issuance of
additional classes
of shares.
/    /
/    /
/    /

                     ITT HARTFORD     LIFE INSURANCE
   COMPANIES


Voting Instructions for the Meeting of Shareholders to be held on
December 5, 1996            For                     Putnam
Capital Manager Trust.

This Instruction Card is solicited by            the ITT
Hartford     Life Insurance            Companies ("ITT
Hartford")     from owners of            variable annuity
contracts and/or variable life insurance     policies issued by
           ITT Hartford     who have specified that a portion of
their investment be allocated to the fund.

Please fold and detach at perforation. Return only the Instruction Card below.

           FUND:     PCM DIVERSIFIED INCOME FUND

CONTRACT:  HARTFORD LIFE SEPARATE ACCOUNT
           ITT HARTFORD LIFE AND ANNUITY SEPARATE ACCOUNT TWO
           HARTFORD LIFE SEPARATE ACCOUNT VL5
           ITT HARTFORD LIFE AND ANNUITY SEPARATE ACCOUNT VL5
           HARTFORD LIFE SEPARATE ACCOUNT VL1 STAG
           ITT HARTFORD LIFE AND ANNUITY SEPARATE ACCOUNT 6


The undersigned contract/policy                     owner hereby
instructs that the votes attributable to the undersigned's
interests with respect to the            Fund     be cast as
directed on the reverse side, at the Meeting of Shareholders of Putnam Capital Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.

           THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WHEN PROPERLY EXECUTED WILL BE VOTED BY ITT HARTFORD IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN FAVOR OF ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND IN FAVOR OF EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE. INTERESTS FOR WHICH NO INSTRUCTIONS HAVE BEEN RECEIVED BY ITT HARTFORD WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY ITT HARTFORD FOR THE FUND.
The undersigned, by completing this form, does hereby authorize ITT Hartford and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.


                         ---------------
----------------------           ---
                         Contract/policy owner
        sign here   Date


                                    ---    ----------------------
---------------
                         Co-owner sign here                 Date



THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

           Where there is more than one version of a proposal set forth below you are only voting on the version applicable to your fund or sub-account as set forth in the Proxy Statement.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


PROPOSAL TO:




2.

Ratify the
selection of Price
Waterhouse LLP as
the independent
auditors of your
fund.
FOR


/    /
AGAINST


/    /
ABSTAIN


/    /


3.





Amend the fund's
fundamental
investment
restriction with
respect to:







   A.
Diversification.
/    /
/    /
/    /



B.1
 .
Investments in the
voting securities
of a single issuer.

/    /

/    /

/    /




C.

Making loans.

/    /

/    /


   /
 /



D.2./3.

Investments in real
estate.
/    /
/    /
/    /



E.
Concentration of
its assets.
/    /
/    /
/    /



F.
Senior securities.
/    /
/    /
/    /



G.
Investments in
commodities.
/    /
/    /
/    /


4.

Eliminate the
fund's fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management owns
securities.



/    /



/    /



/    /



B.
Margin
transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.
Pledging assets.
/    /
/    /
/    /




   E.1.
/2    .
Investments in
restricted
securities.

/    /

/    /

/    /




   F.1<
/R>.
Investments in
certain oil, gas
and mineral
interests.

/    /

/    /

/    /



G.
Investing to gain
control of a
company's
management.

/    /

/    /

/    /


5.

Amend the


        Declaration
of Trust of
   Putnam Capital
Manager     Trust
to permit the
issuance of
additional classes
of shares.



/    /




/    /



/    /

           ITT HARTFORD     LIFE INSURANCE
   COMPANIES


Voting Instructions for the Meeting of Shareholders to be held on
                December 5, 1996            For
        Putnam Capital Manager Trust.

This Instruction Card is solicited by            the ITT
Hartford     Life Insurance            Companies ("ITT
Hartford")     from owners of            variable annuity
contracts and/or variable life insurance     policies issued by
           ITT Hartford     who have specified that a portion of
their investment be allocated to the fund.

Please fold and detach at perforation. Return only the Instruction Card below.

           FUND:  PCM GLOBAL GROWTH FUND

CONTRACT:  HARTFORD LIFE SEPARATE ACCOUNT
           ITT HARTFORD LIFE AND ANNUITY SEPARATE ACCOUNT TWO
           HARTFORD LIFE SEPARATE ACCOUNT VL5
           ITT HARTFORD LIFE AND ANNUITY SEPARATE ACCOUNT VL5
           HARTFORD LIFE SEPARATE ACCOUNT VL1 STAG
           ITT HARTFORD LIFE AND ANNUITY SEPARATE ACCOUNT 6

The undersigned contract/policy                     owner hereby
instructs that the votes attributable to the undersigned's
interests with respect to the            Fund     be cast as
directed on the reverse side, at the Meeting of Shareholders of Putnam Capital Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.

           THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WHEN PROPERLY EXECUTED WILL BE VOTED BY ITT HARTFORD IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN FAVOR OF ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND IN FAVOR OF EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE. INTERESTS FOR WHICH NO INSTRUCTIONS HAVE BEEN RECEIVED BY ITT HARTFORD WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY ITT HARTFORD FOR THE FUND.
The undersigned, by completing this form, does hereby authorize ITT Hartford and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.


                         -------------------------------------
           ---
                         Contract/policy owner
        sign here   Date


                                    ---    ----------------------
---------------
                         Co-owner sign here                 Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

           Where there is more than one version of a proposal set forth below you are only voting on the version applicable to your fund or sub-account as set forth in the Proxy Statement.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _



PROPOSAL TO:




2.

Ratify the
selection of Price
Waterhouse LLP as
the independent
auditors of your
fund.
FOR


/    /
AGAINST


/    /
ABSTAIN


/    /


3.





Amend the fund's
fundamental
investment
restriction with
respect to:







   A.
Diversification.
/    /
/    /
/
/



B.1.
Investments in the
voting securities
of a single issuer.

/    /

/    /

/    /




C.

Making loans.

/    /

/    /


   /
 /



D.2./3.

Investments in real
estate.
/    /
/    /
/    /



E.
Concentration of
its assets.
/    /
/    /
/    /



F.
Senior securities.
/    /
/    /
/    /



G.
Investments in
commodities.
/    /
/    /
/    /


4.

Eliminate the
fund's fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management owns
securities.



/    /



/    /



/    /



B.
Margin
transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.
Pledging assets.
/    /
/    /
/    /




   E.1.
/2    .
Investments in
restricted
securities.

/    /

/    /

/    /



F.1.
Investments in
certain oil, gas
and mineral
interests.

/    /

/    /

/    /



G.
Investing to gain
control of a
company's
management.

/    /

/    /

/    /


5.

Amend the
        Declaration
of Trust of
   Putnam Capital
Manager     Trust
to permit the
issuance of
additional classes
of shares.



/    /




/    /



/    /

                          ITT HARTFORD     LIFE INSURANCE
   COMPANIES


Voting Instructions for the Meeting of Shareholders to be held on
                December 5, 1996            For
        Putnam Capital Manager Trust.

This Instruction Card is solicited by            the ITT
Hartford     Life Insurance            Companies ("ITT
Hartford")     from owners of            variable annuity
contracts and/or variable life insurance     policies issued by
           ITT Hartford     who have specified that a portion of
their investment be allocated to the fund.

Please fold and detach at perforation. Return only the Instruction Card below.

           FUND:     PCM GROWTH AND INCOME FUND

CONTRACT:  HARTFORD LIFE SEPARATE ACCOUNT
           ITT HARTFORD LIFE AND ANNUITY SEPARATE ACCOUNT TWO
           HARTFORD LIFE SEPARATE ACCOUNT VL5
           ITT HARTFORD LIFE AND ANNUITY SEPARATE ACCOUNT VL5

The undersigned contract/policy                     owner hereby
instructs that the votes attributable to the undersigned's
interests with respect to the            Fund     be cast as
directed on the reverse side, at the Meeting of Shareholders of Putnam Capital Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.

           THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WHEN PROPERLY EXECUTED WILL BE VOTED BY ITT HARTFORD IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN FAVOR OF ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND IN FAVOR OF EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE. INTERESTS FOR WHICH NO INSTRUCTIONS HAVE BEEN RECEIVED BY ITT HARTFORD WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY ITT HARTFORD FOR THE FUND.
The undersigned, by completing this form, does hereby authorize ITT Hartford and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.


                         -------------------------------------
           ---
                         Contract/policy owner
        sign here   Date


                                    ---    ----------------------
---------------
                         Co-owner sign here                 Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

           Where there is more than one version of a proposal set forth below you are only voting on the version applicable to your fund or sub-account as set forth in the Proxy Statement.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _



PROPOSAL TO:




2.

Ratify the
selection of Price
Waterhouse LLP as
the independent
auditors of your
fund.
FOR


/    /
AGAINST


/    /
ABSTAIN


/    /


3.





Amend the fund's
fundamental
investment
restriction with
respect to:






A.
Diversification.
/    /
/    /
/    /



B.1.
Investments in the
voting securities
of a single issuer.

/    /

/    /

/    /




C.

Making loans.

/    /

/    /


   /
 /



D.2./3.

Investments in real
estate.
/    /
/    /
/    /



E.
Concentration of
its assets.
/    /
/    /
/    /



F.
Senior securities.
/    /
/    /
/    /



G.
Investments in
commodities.
/    /
/    /
/    /


4.

Eliminate the
fund's fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management owns
securities.



/    /



/    /



/    /



B.
Margin
transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.
Pledging assets.
/    /
/    /
/    /




   E.1.
/2    .
Investments in
restricted
securities.

/    /

/    /

/    /



F.1.
Investments in
certain oil, gas
and mineral
interests.

/    /

/    /

/    /



G.
Investing to gain
control of a
company's
management.

/    /

/    /

/    /


5.

Amend the
        Declaration
of Trust of
   Putnam Capital
Manager     Trust
to permit the
issuance of
additional classes
of shares.



/    /




/    /



/    /

                          ITT HARTFORD     LIFE INSURANCE
   COMPANIES


Voting Instructions for the Meeting of Shareholders to be held on
                December 5, 1996            For
        Putnam Capital Manager Trust.

This Instruction Card is solicited by            the ITT
Hartford     Life Insurance            Companies ("ITT
Hartford")     from owners of            variable annuity
contracts and/or variable life insurance     policies issued by
           ITT Hartford     who have specified that a portion of
their investment be allocated to the fund.

Please fold and detach at perforation. Return only the Instruction Card below.

           FUND:     PCM GLOBAL ASSET ALLOCATION FUND

CONTRACT:  HARTFORD LIFE SEPARATE ACCOUNT
           ITT HARTFORD LIFE AND ANNUITY SEPARATE ACCOUNT TWO
           HARTFORD LIFE SEPARATE ACCOUNT VL5
           ITT HARTFORD LIFE AND ANNUITY SEPARATE ACCOUNT VL5
           HARTFORD LIFE SEPARATE ACCOUNT VL1 STAG
           ITT HARTFORD LIFE AND ANNUITY SEPARATE ACCOUNT 6

The undersigned contract/policy                     owner hereby
instructs that the votes attributable to the undersigned's
interests with respect to the            Fund     be cast as
directed on the reverse side, at the Meeting of Shareholders of Putnam Capital Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.

THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WHEN PROPERLY EXECUTED WILL BE VOTED BY ITT HARTFORD IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN FAVOR OF ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND IN FAVOR OF EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE. INTERESTS FOR WHICH NO INSTRUCTIONS HAVE BEEN RECEIVED BY ITT HARTFORD WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY ITT HARTFORD FOR THE FUND.
The undersigned, by completing this form, does hereby authorize ITT Hartford and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.


                         -------------------------------------
           ---
                         Contract/policy owner
        sign here   Date


                                    ---    ----------------------
---------------
                         Co-owner sign here                 Date
                THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF
THE NOMINEES FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED
BELOW.

           Where there is more than one version of a proposal set forth below you are only voting on the version applicable to your fund or sub-account as set forth in the Proxy Statement.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _



PROPOSAL TO:




2.

Ratify the
selection of Price
Waterhouse LLP as
the independent
auditors of your
fund.
FOR


/    /
AGAINST


/    /
ABSTAIN


/    /


3.





Amend the fund's
fundamental
investment
restriction with
respect to:






A.
Diversification.
/    /
/    /
/    /



B.1.
Investments in the
voting securities
of a single issuer.

/    /

/    /

/    /




C.

Making loans.

/    /

/    /


   /
 /



D.2./3.

Investments in real
estate.
/    /
/    /
/    /



E.
Concentration of
its assets.
/    /
/    /
/    /



F.
Senior securities.
/    /
/    /
/    /



G.
Investments in
commodities.
/    /
/    /
/    /


4.

Eliminate the
fund's fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management owns
securities.



/    /



/    /



/    /



B.
Margin
transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.
Pledging assets.
/    /
/    /
/    /




   E.1.
/2    .
Investments in
restricted
securities.

/    /

/    /

/    /



F.1.
Investments in
certain oil, gas
and mineral
interests.

/    /

/    /

/    /



G.
Investing to gain
control of a
company's
management.

/    /

/    /

/    /


5.

Amend the
        Declaration
of Trust of
   Putnam Capital
Manager     Trust
to permit the
issuance of
additional classes
of shares.



/    /




/    /



/    /

                          ITT HARTFORD LIFE INSURANCE COMPANIES

Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 For Putnam Capital Manager Trust.

This Instruction Card is solicited by the ITT Hartford Life Insurance Companies ("ITT Hartford") from owners of variable annuity contracts and/or variable life insurance policies issued by ITT Hartford who have specified that a portion of their investment be allocated to the fund.

Please fold and detach at perforation. Return only the Instruction Card below.

           FUND:     PCM HIGH YIELD FUND

CONTRACT:  HARTFORD LIFE SEPARATE ACCOUNT
           ITT HARTFORD LIFE AND ANNUITY SEPARATE ACCOUNT TWO
           HARTFORD LIFE SEPARATE ACCOUNT VL5
           ITT HARTFORD LIFE AND ANNUITY SEPARATE ACCOUNT VL5

The undersigned contract/policy                     owner hereby
instructs that the votes attributable to the undersigned's
interests with respect to the            Fund     be cast as
directed on the reverse side, at the Meeting of Shareholders of Putnam Capital Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.

           THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WHEN PROPERLY EXECUTED WILL BE VOTED BY ITT HARTFORD IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN FAVOR OF ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND IN FAVOR OF EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE. INTERESTS FOR WHICH NO INSTRUCTIONS HAVE BEEN RECEIVED BY ITT HARTFORD WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY ITT HARTFORD FOR THE FUND.
The undersigned, by completing this form, does hereby authorize ITT Hartford and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.


                         -------------------------------------
           ---
                         Contract/policy owner
        sign here   Date


                                    ---    ----------------------
---------------
                         Co-owner sign here                 Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

           Where there is more than one version of a proposal set forth below you are only voting on the version applicable to your fund or sub-account as set forth in the Proxy Statement.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _



PROPOSAL TO:




2.

Ratify the
selection of Price
Waterhouse LLP as
the independent
auditors of your
fund.
FOR


/    /
AGAINST


/    /
ABSTAIN


/    /


3.





Amend the fund's
fundamental
investment
restriction with
respect to:






A.
Diversification.
/    /
/    /
/    /



B.1.
Investments in the
voting securities
of a single issuer.

/    /

/    /

/    /




C.

Making loans.

/    /

/    /


   /
 /



D.2./3.

Investments in real
estate.
/    /
/    /
/    /



E.
Concentration of
its assets.
/    /
/    /
/    /



F.
Senior securities.
/    /
/    /
/    /



G.
Investments in
commodities.
/    /
/    /
/    /


4.

Eliminate the
fund's fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management owns
securities.



/    /



/    /



/    /



B.
Margin
transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.
Pledging assets.
/    /
/    /
/    /




   E.1.
/2    .
Investments in
restricted
securities.

/    /

/    /

/    /



F.1.
Investments in
certain oil, gas
and mineral
interests.

/    /

/    /

/    /



G.
Investing to gain
control of a
company's
management.

/    /

/    /

/    /


5.

Amend the
        Declaration
of Trust of
   Putnam Capital
Manager     Trust
to permit the
issuance of
additional classes
of shares.



/    /




/    /



/    /

                          ITT HARTFORD     LIFE INSURANCE
   COMPANIES

Voting Instructions for the Meeting of Shareholders to be held on
                December 5, 1996            For
        Putnam Capital Manager Trust.

This Instruction Card is solicited by            the ITT
Hartford     Life Insurance            Companies ("ITT
Hartford")     from owners of            variable annuity
contracts and/or variable life insurance     policies issued by
           ITT Hartford     who have specified that a portion of
their investment be allocated to the fund.

Please fold and detach at perforation. Return only the Instruction Card below.

           FUND:     PCM MONEY MARKET FUND

CONTRACT:  HARTFORD LIFE SEPARATE ACCOUNT
           ITT HARTFORD LIFE AND ANNUITY SEPARATE ACCOUNT TWO
           HARTFORD LIFE SEPARATE ACCOUNT VL5
           ITT HARTFORD LIFE AND ANNUITY SEPARATE ACCOUNT VL5

The undersigned contract/policy                     owner hereby
instructs that the votes attributable to the undersigned's
interests with respect to the            Fund     be cast as
directed on the reverse side, at the Meeting of Shareholders of Putnam Capital Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.

           THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WHEN PROPERLY EXECUTED WILL BE VOTED BY ITT HARTFORD IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN FAVOR OF ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND IN FAVOR OF EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE. INTERESTS FOR WHICH NO INSTRUCTIONS HAVE BEEN RECEIVED BY ITT HARTFORD WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY ITT HARTFORD FOR THE FUND.
The undersigned, by completing this form, does hereby authorize ITT Hartford and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.


                         -------------------------------------
           ---
                         Contract/policy owner
        sign here   Date


                                    ---    ----------------------
---------------
                         Co-owner sign here                 Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

           Where there is more than one version of a proposal set forth below you are only voting on the version applicable to your fund or sub-account as set forth in the Proxy Statement.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


PROPOSAL TO:




2.

Ratify the
selection of Price
Waterhouse LLP as
the independent
auditors of your
fund.
FOR


/    /
AGAINST


/    /
ABSTAIN


/    /


3.





Amend the fund's
fundamental
investment
restriction with
respect to:






A.
Diversification.
/    /
/    /
/    /



B.1.
Investments in the
voting securities
of a single issuer.

/    /

/    /

/    /




C.

Making loans.

/    /

/    /


   /
 /



D.2./3.

Investments in real
estate.
/    /
/    /
/    /



E.
Concentration of
its assets.
/    /
/    /
/    /



F.
Senior securities.
/    /
/    /
/    /



G.
Investments in
commodities.
/    /
/    /
/    /


4.

Eliminate the
fund's fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management owns
securities.



/    /



/    /



/    /



B.
Margin
transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.
Pledging assets.
/    /
/    /
/    /




   E.1.
/2    .
Investments in
restricted
securities.

/    /

/    /

/    /



F.1.
Investments in
certain oil, gas
and mineral
interests.

/    /

/    /

/    /



G.
Investing to gain
control of a
company's
management.

/    /

/    /

/    /


5.

Amend the
Declaration of
Trust of
   Putnam Capital
Manager     Trust
to permit the
issuance of
additional classes
of shares.



/    /




/    /



/    /

                          ITT HARTFORD LIFE INSURANCE COMPANIES


Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 For Putnam Capital Manager Trust.

This Instruction Card is solicited by the ITT Hartford Life Insurance Companies ("ITT Hartford") from owners of variable annuity contracts and/or variable life insurance policies issued by ITT Hartford who have specified that a portion of their investment be allocated to the fund.

Please fold and detach at perforation. Return only the Instruction Card below.

           FUND:     PCM U.S. GOVERNMENT AND HIGH QUALITY BOND
FUND

CONTRACT:  HARTFORD LIFE SEPARATE ACCOUNT
           ITT HARTFORD LIFE AND ANNUITY SEPARATE ACCOUNT TWO
           HARTFORD LIFE SEPARATE ACCOUNT VL5
           ITT HARTFORD LIFE AND ANNUITY SEPARATE ACCOUNT VL5
           HARTFORD LIFE SEPARATE ACCOUNT VL1 STAG
           ITT HARTFORD LIFE AND ANNUITY SEPARATE ACCOUNT 6

The undersigned contract/policy                     owner hereby
instructs that the votes attributable to the undersigned's
interests with respect to the            Fund     be cast as
directed on the reverse side, at the Meeting of Shareholders of Putnam Capital Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.

           THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WHEN PROPERLY EXECUTED WILL BE VOTED BY ITT HARTFORD IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN FAVOR OF ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND IN FAVOR OF EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE. INTERESTS FOR WHICH NO INSTRUCTIONS HAVE BEEN RECEIVED BY ITT HARTFORD WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY ITT HARTFORD FOR THE FUND.
The undersigned, by completing this form, does hereby authorize ITT Hartford and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.


                         -------------------------------------
           ---
                         Contract/policy owner
        sign here   Date


                                    ---    ----------------------
---------------
                         Co-owner sign here                 Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

           Where there is more than one version of a proposal set forth below you are only voting on the version applicable to your fund or sub-account as set forth in the Proxy Statement.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _



PROPOSAL TO:




2.

Ratify the
selection of Price
Waterhouse LLP as
the independent
auditors of your
fund.
FOR


/    /
AGAINST


/    /
ABSTAIN


/    /


3.





Amend the fund's
fundamental
investment
restriction with
respect to:






A.
Diversification.
/    /
/    /
/    /



B.1.
Investments in the
voting securities
of a single issuer.

/    /

/    /

/    /




C.

Making loans.

/    /

/    /


   /
 /



D.2./3.

Investments in real
estate.
/    /
/    /
/    /



E.
Concentration of
its assets.
/    /
/    /
/    /



F.
Senior securities.
/    /
/    /
/    /



G.
Investments in
commodities.
/    /
/    /
/    /


4.

Eliminate the
fund's fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management owns
securities.



/    /



/    /



/    /



B.
Margin
transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.
Pledging assets.
/    /
/    /
/    /




   E.1.
/2    .
Investments in
restricted
securities.

/    /

/    /

/    /



F.1.
Investments in
certain oil, gas
and mineral
interests.

/    /

/    /

/    /



G.
Investing to gain
control of a
company's
management.

/    /

/    /

/    /


5.

Amend the
        Declaration
of Trust of
   Putnam Capital
Manager     Trust
to permit the
issuance of
additional classes
of shares.



/    /




/    /



/    /

                          ITT HARTFORD LIFE INSURANCE COMPANIES


Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 For Putnam Capital Manager Trust.

This Instruction Card is solicited by the ITT Hartford Life Insurance Companies ("ITT Hartford") from owners of variable annuity contracts and/or variable life insurance policies issued by ITT Hartford who have specified that a portion of their investment be allocated to the fund.

Please fold and detach at perforation. Return only the Instruction Card below.

           FUND:     PCM VOYAGER FUND

CONTRACT:  HARTFORD LIFE SEPARATE ACCOUNT
           ITT HARTFORD LIFE AND ANNUITY SEPARATE ACCOUNT TWO
           HARTFORD LIFE SEPARATE ACCOUNT VL5
           ITT HARTFORD LIFE AND ANNUITY SEPARATE ACCOUNT VL5

The undersigned contract/policy                     owner hereby
instructs that the votes attributable to the undersigned's
interests with respect to the            Fund     be cast as
directed on the reverse side, at the Meeting of Shareholders of Putnam Capital Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.

           THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WHEN PROPERLY EXECUTED WILL BE VOTED BY ITT HARTFORD IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN FAVOR OF ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND IN FAVOR OF EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE. INTERESTS FOR WHICH NO INSTRUCTIONS HAVE BEEN RECEIVED BY ITT HARTFORD WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY ITT HARTFORD FOR THE FUND.
The undersigned, by completing this form, does hereby authorize ITT Hartford and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.


                         -------------------------------------
           ---
                         Contract/policy owner
        sign here   Date


                                    ---    ----------------------
---------------
                         Co-owner sign here                 Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

           Where there is more than one version of a proposal set forth below you are only voting on the version applicable to your fund or sub-account as set forth in the Proxy Statement.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _



PROPOSAL TO:




2.

Ratify the
selection of Price
Waterhouse LLP as
the independent
auditors of your
fund.
FOR


/    /
AGAINST


/    /
ABSTAIN


/    /


3.





Amend the fund's
fundamental
investment
restriction with
respect to:







   A.
Diversification.
/    /
/    /
/
/



B.1.
Investments in the
voting securities
of a single issuer.

/    /

/    /

/    /




C.

Making loans.

/    /

/    /


   /
 /



D.2./3.

Investments in real
estate.
/    /
/    /
/    /



E.
Concentration of
its assets.
/    /
/    /
/    /



F.
Senior securities.
/    /
/    /
/    /



G.
Investments in
commodities.
/    /
/    /
/    /


4.

Eliminate the
fund's fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management owns
securities.



/    /



/    /



/    /



B.
Margin
transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.
Pledging assets.
/    /
/    /
/    /




   E.1.
/2    .
Investments in
restricted
securities.

/    /

/    /

/    /



F.1.
Investments in
certain oil, gas
and mineral
interests.

/    /

/    /

/    /



G.
Investing to gain
control of a
company's
management.

/    /

/    /

/    /


5.

Amend the
        Declaration
of Trust of
   Putnam Capital
Manager     Trust
to permit the
issuance of
additional classes
of shares.



/    /




/    /



/    /

                          ITT HARTFORD     LIFE INSURANCE
   COMPANIES


Voting Instructions for the Meeting of Shareholders to be held on
                December 5, 1996            For
        Putnam Capital Manager Trust.

This Instruction Card is solicited by            the ITT
Hartford     Life Insurance            Companies ("ITT
Hartford")     from owners of            variable annuity
contracts and/or variable life insurance     policies issued by
           ITT Hartford     who have specified that a portion of
their investment be allocated to the fund.

Please fold and detach at perforation. Return only the Instruction Card below.

           FUND:     PCM ASIA PACIFIC GROWTH FUND

CONTRACT:  HARTFORD LIFE SEPARATE ACCOUNT
           ITT HARTFORD LIFE AND ANNUITY SEPARATE ACCOUNT TWO
           HARTFORD LIFE SEPARATE ACCOUNT VL5
           ITT HARTFORD LIFE AND ANNUITY SEPARATE ACCOUNT VL5

The undersigned contract/policy                     owner hereby
instructs that the votes attributable to the undersigned's
interests with respect to the            Fund     be cast as
directed on the reverse side, at the Meeting of Shareholders of Putnam Capital Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.

           THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WHEN PROPERLY EXECUTED WILL BE VOTED BY ITT HARTFORD IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN FAVOR OF ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND IN FAVOR OF EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE. INTERESTS FOR WHICH NO INSTRUCTIONS HAVE BEEN RECEIVED BY ITT HARTFORD WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY ITT HARTFORD FOR THE FUND.
The undersigned, by completing this form, does hereby authorize ITT Hartford and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.


                         -------------------------------------
           ---
                         Contract/policy owner
        sign here   Date


                                    ---    ----------------------
---------------
                         Co-owner sign here                 Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

           Where there is more than one version of a proposal set forth below you are only voting on the version applicable to your fund or sub-account as set forth in the Proxy Statement.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


PROPOSAL TO:




2.

Ratify the selection
of Price Waterhouse
LLP as the
independent auditors
of your fund.
FOR


/    /
AGAINST


/    /
ABSTAIN


/    /


3.





Amend the fund's
fundamental
investment
restriction with
respect to:







   B.1.
/2    .
Investments in the
voting securities of
a single issuer.

/    /

/    /

/    /




C.

Making loans.

/    /

/    /

/    /





   D.1<
/R>.

Investments in real
estate.
/    /
/    /
/    /



E.
Concentration of its
assets.
/    /
/    /
/    /



F.
Senior securities.
/    /
/    /
/    /



G.
Investments in
commodities.
/    /
/    /
/    /


4.

Eliminate the fund's
fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management owns
securities.
/    /
/    /
/    /



B.
Margin transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.
Pledging assets.
/    /
/    /
/    /






   F.1.
/2


 .
Investments in
certain oil, gas and
mineral interests.

/    /

/    /

/    /



G.
Investing to gain
control of a
company's
management.

/    /

/    /

/    /


5.

           Amend
the
Declaration of Trust
of the
   Putnam Capital
Manager     Trust to
permit the issuance
of additional
classes of shares.
/    /
/    /
/    /

                          ITT HARTFORD     LIFE INSURANCE
   COMPANIES


Voting Instructions for the Meeting of Shareholders to be held
                on December 5, 1996            For
        Putnam Capital Manager Trust.

This Instruction Card is solicited by            the ITT
Hartford     Life Insurance            Companies ("ITT
Hartford")     from owners of            variable annuity
contracts and/or variable life insurance     policies issued by
           ITT Hartford     who have specified that a portion of
their investment be allocated to the fund.

Please fold and detach at perforation. Return only the Instruction Card below.

           FUND:     PCM NEW OPPORTUNITIES FUND

CONTRACT:  HARTFORD LIFE SEPARATE ACCOUNT
           ITT HARTFORD LIFE AND ANNUITY SEPARATE ACCOUNT TWO
           HARTFORD LIFE SEPARATE ACCOUNT VL5
           ITT HARTFORD LIFE AND ANNUITY SEPARATE ACCOUNT VL5

The undersigned contract/policy                     owner hereby
instructs that the votes attributable to the undersigned's
interests with respect to the            Fund     be cast as
directed on the reverse side, at the Meeting of Shareholders of Putnam Capital Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.

           THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WHEN PROPERLY EXECUTED WILL BE VOTED BY ITT HARTFORD IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN FAVOR OF ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND IN FAVOR OF EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE. INTERESTS FOR WHICH NO INSTRUCTIONS HAVE BEEN RECEIVED BY ITT HARTFORD WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY ITT HARTFORD FOR THE FUND.
The undersigned, by completing this form, does hereby authorize ITT Hartford and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.


                         -------------------------------------
           ---
                         Contract/policy owner
        sign here   Date


                                    ---    ----------------------
---------------
                         Co-owner sign here                 Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

           Where there is more than one version of a proposal set forth below you are only voting on the version applicable to your fund or sub-account as set forth in the Proxy Statement.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


PROPOSAL TO:




2.

Ratify the selection
of Price Waterhouse
LLP as the
independent auditors
of your fund.
FOR


/    /
AGAINST


/    /
ABSTAIN


/    /


3.





Amend the fund's
fundamental
investment
restriction with
respect to:







   B.1.
/2    .
Investments in the
voting securities of
a single issuer.

/    /

/    /

/    /




C.

Making loans.

/    /

/    /

/    /





   D.1<
/R>.

Investments in real
estate.
/    /
/    /
/    /



E.
Concentration of its
assets.
/    /
/    /
/    /



F.
Senior securities.
/    /
/    /
/    /



G.
Investments in
commodities.
/    /
/    /
/    /


4.

Eliminate the fund's
fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management owns
securities.
/    /
/    /
/    /



B.
Margin transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.
Pledging assets.
/    /
/    /
/    /






   F.1.
/2


 .
Investments in
certain oil, gas and
mineral interests.

/    /

/    /

/    /



G.
Investing to gain
control of a
company's
management.

/    /

/    /

/    /


5.

Amend the
        Declaration
of Trust of the
           Putnam
Capital Manager
Trust to permit the
issuance of
additional classes
of shares.
/    /
/    /
/    /

                          ITT HARTFORD     LIFE INSURANCE
   COMPANIES


Voting Instructions for the Meeting of Shareholders to be held on
December 5, 1996            For                     Putnam
Capital Manager Trust.

This Instruction Card is solicited by            the ITT
Hartford     Life Insurance            Companies ("ITT
Hartford")     from owners of variable annuity
   contracts and/or     variable life            insurance
policies issued by            ITT Hartford     who have specified
that a portion of their investment be allocated to the fund.

Please fold and detach at perforation. Return only the Instruction Card below.

FUND:      PCM            UTILITIES GROWTH AND INCOME FUND

           CONTRACT:  HARTFORD LIFE SEPARATE ACCOUNT
           ITT HARTFORD LIFE AND ANNUITY SEPARATE ACCOUNT TWO
           HARTFORD LIFE SEPARATE ACCOUNT VL5
           ITT HARTFORD LIFE AND ANNUITY SEPARATE ACCOUNT VL5

The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned's interests with
respect to the            Fund     be cast as directed on the
reverse side, at the Meeting of Shareholders                 of
Putnam Capital Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.

           THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WHEN PROPERLY EXECUTED WILL BE VOTED BY ITT HARTFORD IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN FAVOR OF ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND IN FAVOR OF EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE. INTERESTS FOR WHICH NO INSTRUCTIONS HAVE BEEN RECEIVED BY ITT HARTFORD WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY ITT HARTFORD FOR THE FUND.
The undersigned, by completing this form, does hereby authorize ITT Hartford and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.


                         -------------------------------------
           ---
                         Contract/policy owner
        sign here   Date


                                    ---    ----------------------
---------------
                         Co-owner sign here                 Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

           Where there is more than one version of a proposal set forth below you are only voting on the version applicable to your fund or sub-account as set forth in the Proxy Statement.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


PROPOSAL TO:




2.

Ratify the selection
of Price Waterhouse
LLP as the
independent auditors
of your fund.
FOR


/    /
AGAINST


/    /
ABSTAIN


/    /


3.





Amend the fund's
fundamental
investment
restriction with
respect to:







   B.1.
/2    .
Investments in the
voting securities of
a single issuer.

/    /

/    /

/    /




C.

Making loans.

/    /

/    /

/    /




D.1.

Investments in real
estate.
/    /
/    /
/    /



E.
Concentration of its
assets.
/    /
/    /
/    /



F.
Senior securities.
/    /
/    /
/    /



G.
Investments in
commodities.
/    /
/    /
/    /


4.

Eliminate the fund's
fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management owns
securities.
/    /
/    /
/    /



B.
Margin transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.
Pledging assets.
/    /
/    /
/    /




   F.1.
/2


 .
Investments in
certain oil, gas and
mineral interests.

/    /

/    /

/    /



G.
Investing to gain
control of a
company's
management.

/    /

/    /

/    /


5.

Amend the
        Declaration
of Trust of the
           Putnam
Capital Manager
Trust to permit the
issuance of
additional classes
of shares.
/    /
/    /
/    /

                         RELIASTAR     LIFE INSURANCE COMPANY


Voting Instructions for the Meeting of Shareholders to be held on
December 5, 1996            For                     Putnam
Capital Manager Trust.

This Instruction Card is solicited by            ReliaStar
Life Insurance Company            ("ReliaStar")     from owners
of variable annuity            contracts and/or     variable life
           insurance     policies issued by
   ReliaStar     who have specified that a portion of their
investment be allocated to the fund.

Please fold and detach at perforation. Return only the Instruction Card below.

FUND:      PCM            DIVERSIFIED INCOME FUND

           CONTRACT:  SELECT ANNUITY III SEPARATE ACCOUNT
           SELECT ANNUITY II SEPARATE ACCOUNT
           SELECT LIFE SEPARATE ACCOUNT
           SELECT LIFE II/III VARIABLE ACCOUNT

The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned's interests with
respect to the            Fund     be cast as directed on the
reverse side, at the Meeting of Shareholders                 of
Putnam Capital Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.

           THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WHEN PROPERLY EXECUTED WILL BE VOTED BY RELIASTAR IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN FAVOR OF ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND IN FAVOR OF EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE. INTERESTS FOR WHICH NO INSTRUCTIONS HAVE BEEN RECEIVED BY RELIASTAR WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY RELIASTAR FOR THE FUND. The undersigned, by completing this form, does hereby authorize ReliaStar and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.


                    -------------------------------------
   --
                    Contract/Policy owner
sign here Date


                               --    ----------------------------
---------
                    Co-owner sign here            Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

           Where there is more than one version of a proposal set forth below you are only voting on the version applicable to your fund or sub-account as set forth in the Proxy Statement.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _



PROPOSAL TO:




2.

Ratify the
selection of Price
Waterhouse LLP as
the independent
auditors of your
fund.
FOR


/    /
AGAINST


/    /
ABSTAIN


/    /


3.





Amend the fund's
fundamental
investment
restriction with
respect to:







   A.
Diversification.
/    /
/    /
/
/



B.1.
Investments in the
voting securities
of a single issuer.

/    /

/    /

/    /




C.

Making loans.

/    /

/    /


   /
 /



D.2./3.

Investments in real
estate.
/    /
/    /
/    /



E.
Concentration of
its assets.
/    /
/    /
/    /



F.
Senior securities.
/    /
/    /
/    /



G.
Investments in
commodities.
/    /
/    /
/    /


4.

Eliminate the
fund's fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management owns
securities.



/    /



/    /



/    /



B.
Margin
transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.
Pledging assets.
/    /
/    /
/    /




   E.1.
/2    .
Investments in
restricted
securities.



   /
/

/    /

/    /



F.1.
Investments in
certain oil, gas
and mineral
interests.

/    /

/    /

/    /



G.
Investing to gain
control of a
company's
management.

/    /

/    /

/    /


5.

Amend the
        Declaration
of Trust of
   Putnam Capital
Manager     Trust
to permit the
issuance of
additional classes
of shares.




/    /





/    /




   /
/







                           RELIASTAR LIFE INSURANCE COMPANY


Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 For Putnam Capital Manager Trust.

This Instruction Card is solicited by            ReliaStar
Life Insurance Company            ("ReliaStar")     from owners
of variable annuity            contracts and/or     variable life
           insurance     policies issued by
   ReliaStar     who have specified that a portion of their
investment be allocated to the fund.

Please fold and detach at perforation. Return only the Instruction Card below.

FUND:      PCM            GROWTH AND INCOME FUND

           CONTRACT:  SELECT ANNUITY III SEPARATE ACCOUNT
           SELECT ANNUITY II SEPARATE ACCOUNT
           SELECT LIFE SEPARATE ACCOUNT
           SELECT LIFE II/III VARIABLE ACCOUNT

The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned's interests with
respect to the            Fund     be cast as directed on the
reverse side, at the Meeting of Shareholders                 of
Putnam Capital Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.

           THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WHEN PROPERLY EXECUTED WILL BE VOTED BY RELIASTAR IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN FAVOR OF ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND IN FAVOR OF EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE. INTERESTS FOR WHICH NO INSTRUCTIONS HAVE BEEN RECEIVED BY RELIASTAR WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY RELIASTAR FOR THE FUND. The undersigned, by completing this form, does hereby authorize ReliaStar and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.


                    -------------------------------------
   --
                    Contract/Policy owner
sign here Date


                               --    ----------------------------
---------
                    Co-owner sign here            Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

           Where there is more than one version of a proposal set forth below you are only voting on the version applicable to your fund or sub-account as set forth in the Proxy Statement.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _



PROPOSAL TO:




2.

Ratify the
selection of Price
Waterhouse LLP as
the independent
auditors of your
fund.
FOR


/    /
AGAINST


/    /
ABSTAIN


/    /


3.





Amend the fund's
fundamental
investment
restriction with
respect to:






A.
Diversification.
/    /
/    /
/    /



B.1.
Investments in the
voting securities
of a single issuer.

/    /

/    /

/    /




C.

Making loans.

/    /

/    /


   /
 /



D.2./3.

Investments in real
estate.
/    /
/    /
/    /



E.
Concentration of
its assets.
/    /
/    /
/    /



F.
Senior securities.
/    /
/    /
/    /



G.
Investments in
commodities.
/    /
/    /
/    /


4.

Eliminate the
fund's fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management owns
securities.



/    /



/    /



/    /



B.
Margin
transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.
Pledging assets.
/    /
/    /
/    /




   E.1.
/2    .
Investments in
restricted
securities.

/    /

/    /

/    /



F.1.
Investments in
certain oil, gas
and mineral
interests.

/    /

/    /

/    /



G.
Investing to gain
control of a
company's
management.

/    /

/    /

/    /


5.

Amend the
        Declaration
of Trust of
   Putnam Capital
Manager     Trust
to permit the
issuance of
additional classes
of shares.



/    /





/    /




/    /

                           RELIASTAR LIFE INSURANCE COMPANY


Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 For Putnam Capital Manager Trust.

This Instruction Card is solicited by            ReliaStar
Life Insurance Company            ("ReliaStar")     from owners
of variable annuity            contracts and/or     variable life
           insurance     policies issued by
   ReliaStar     who have specified that a portion of their
investment be allocated to the fund.

Please fold and detach at perforation. Return only the Instruction Card below.

FUND:      PCM            VOYAGER FUND

           CONTRACT:  SELECT ANNUITY III SEPARATE ACCOUNT
           SELECT ANNUITY II SEPARATE ACCOUNT
           SELECT LIFE SEPARATE ACCOUNT
           SELECT LIFE II/III VARIABLE ACCOUNT

The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned's interests with
respect to the            Fund     be cast as directed on the
reverse side, at the Meeting of Shareholders                 of
Putnam Capital Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.

           THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WHEN PROPERLY EXECUTED WILL BE VOTED BY RELIASTAR IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN FAVOR OF ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND IN FAVOR OF EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE. INTERESTS FOR WHICH NO INSTRUCTIONS HAVE BEEN RECEIVED BY RELIASTAR WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY RELIASTAR FOR THE FUND. The undersigned, by completing this form, does hereby authorize ReliaStar and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.


                    -------------------------------------
   --
                    Contract/Policy owner
sign here Date


                               --    ----------------------------
---------
                    Co-owner sign here            Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

           Where there is more than one version of a proposal set forth below you are only voting on the version applicable to your fund or sub-account as set forth in the Proxy Statement.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _



PROPOSAL TO:




2.

Ratify the
selection of Price
Waterhouse LLP as
the independent
auditors of your
fund.
FOR


/    /
AGAINST


/    /
ABSTAIN


/    /


3.





Amend the fund's
fundamental
investment
restriction with
respect to:






A.
Diversification.
/    /
/    /
/    /



B.1.
Investments in the
voting securities
of a single issuer.

/    /

/    /

/    /




C.

Making loans.

/    /

/    /


   /
 /



D.2./3.

Investments in real
estate.
/    /
/    /
/    /



E.
Concentration of
its assets.
/    /
/    /
/    /



F.
Senior securities.
/    /
/    /
/    /



G.
Investments in
commodities.
/    /
/    /
/    /


4.

Eliminate the
fund's fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management owns
securities.



/    /



/    /



/    /



B.
Margin
transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.
Pledging assets.
/    /
/    /
/    /




   E.1.
/2    .
Investments in
restricted
securities.

/    /

/    /

/    /



F.1.
Investments in
certain oil, gas
and mineral
interests.

/    /

/    /

/    /



G.
Investing to gain
control of a
company's
management.

/    /

/    /

/    /


5.

Amend the
        Declaration
of Trust of
   Putnam Capital
Manager     Trust
to permit the
issuance of
additional classes
of shares.



/    /





/    /




/    /

                           RELIASTAR LIFE INSURANCE COMPANY


Voting Instructions for the Meeting of Shareholders to be held on December 5, 1996 For Putnam Capital Manager Trust.

This Instruction Card is solicited by            ReliaStar
Life Insurance Company            ("ReliaStar")     from owners
of variable annuity            contracts and/or     variable life
           insurance     policies issued by
   ReliaStar     who have specified that a portion of their
investment be allocated to the fund.

Please fold and detach at perforation. Return only the Instruction Card below.

FUND:      PCM            ASIA PACIFIC GROWTH FUND

           CONTRACT:  SELECT ANNUITY III SEPARATE ACCOUNT
           SELECT LIFE II/III VARIABLE ACCOUNT

The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned's interests with
respect to the            Fund     be cast as directed on the
reverse side, at the Meeting of Shareholders                 of
Putnam Capital Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.

           THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WHEN PROPERLY EXECUTED WILL BE VOTED BY RELIASTAR IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN FAVOR OF ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND IN FAVOR OF EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE. INTERESTS FOR WHICH NO INSTRUCTIONS HAVE BEEN RECEIVED BY RELIASTAR WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY RELIASTAR FOR THE FUND. The undersigned, by completing this form, does hereby authorize ReliaStar and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.


                    -------------------------------------
   --
                    Contract/Policy owner
sign here Date


                               --    ----------------------------
---------
                    Co-owner sign here            Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

           Where there is more than one version of a proposal set forth below you are only voting on the version applicable to your fund or sub-account as set forth in the Proxy Statement.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


PROPOSAL TO:




2.

Ratify the selection
of Price Waterhouse
LLP as the
independent auditors
of your fund.
FOR


/    /
AGAINST


/    /
ABSTAIN


/    /


3.





Amend the fund's
fundamental
investment
restriction with
respect to:







   B.1.
/2    .
Investments in the
voting securities of
a single issuer.

/    /

/    /

/    /




C.

Making loans.

/    /

/    /

/    /




D.1.

Investments in real
estate.
/    /
/    /
/    /



E.
Concentration of its
assets.
/    /
/    /
/    /



F.
Senior securities.
/    /
/    /
/    /



G.
Investments in
commodities.
/    /
/    /
/    /


4.

Eliminate the fund's
fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management owns
securities.
/    /
/    /
/    /



B.
Margin transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.
Pledging assets.
/    /
/    /
/    /




   F.1.
/2


 .
Investments in
certain oil, gas and
mineral interests.

/    /

/    /

/    /



G.
Investing to gain
control of a
company's
management.

/    /

/    /

/    /


5.

Amend the
        Declaration
of Trust of the
           Putnam
Capital Manager
Trust to permit the
issuance of
additional classes
of shares.
/    /
/    /
/    /

                         RELIASTAR     LIFE INSURANCE COMPANY


Voting Instructions for the Meeting of Shareholders to be held on
December 5, 1996            For                     Putnam
Capital Manager Trust.

This Instruction Card is solicited by            ReliaStar
Life Insurance Company            ("ReliaStar")     from owners
of variable annuity            contracts and/or     variable life
           insurance     policies issued by
   ReliaStar     who have specified that a portion of their
investment be allocated to the fund.

Please fold and detach at perforation. Return only the Instruction Card below.

FUND:      PCM            NEW OPPORTUNITIES FUND

           CONTRACT:  SELECT ANNUITY III SEPARATE ACCOUNT
           SELECT LIFE II/III VARIABLE ACCOUNT

The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned's interests with
respect to the            Fund     be cast as directed on the
reverse side, at the Meeting of Shareholders                 of
Putnam Capital Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.

           THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WHEN PROPERLY EXECUTED WILL BE VOTED BY RELIASTAR IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN FAVOR OF ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND IN FAVOR OF EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE. INTERESTS FOR WHICH NO INSTRUCTIONS HAVE BEEN RECEIVED BY RELIASTAR WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY RELIASTAR FOR THE FUND. The undersigned, by completing this form, does hereby authorize ReliaStar and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.


                    -------------------------------------
   --
                    Contract/Policy owner
sign here Date


                               --    ----------------------------
---------
                    Co-owner sign here            Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

           Where there is more than one version of a proposal set forth below you are only voting on the version applicable to your fund or sub-account as set forth in the Proxy Statement.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


PROPOSAL TO:




2.

Ratify the selection
of Price Waterhouse
LLP as the
independent auditors
of your fund.
FOR


/    /
AGAINST


/    /
ABSTAIN


/    /


3.





Amend the fund's
fundamental
investment
restriction with
respect to:







   B.1.
/2    .
Investments in the
voting securities of
a single issuer.

/    /

/    /

/    /




C.

Making loans.

/    /

/    /

/    /





   D.1<
/R>.

Investments in real
estate.
/    /
/    /
/    /



E.
Concentration of its
assets.
/    /
/    /
/    /



F.
Senior securities.
/    /
/    /
/    /



G.
Investments in
commodities.
/    /
/    /
/    /


4.

Eliminate the fund's
fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management owns
securities.
/    /
/    /
/    /



B.
Margin transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.
Pledging assets.
/    /
/    /
/    /






   F.1.
/2


 .
Investments in
certain oil, gas and
mineral interests.

/    /

/    /

/    /



G.
Investing to gain
control of a
company's
management.

/    /

/    /

/    /


5.

Amend the
        Declaration
of Trust of the
           Putnam
Capital Manager
Trust to permit the
issuance of
additional classes
of shares.
/    /
/    /
/    /

                 RELIASTAR     LIFE INSURANCE
   COMPANY


Voting Instructions for the Meeting of Shareholders to be held on
December 5, 1996            For                     Putnam
Capital Manager Trust.

This Instruction Card is solicited by            ReliaStar
Life Insurance            Company ("ReliaStar")     from owners
of variable annuity            contracts and/or variable life
insurance     policies issued by            ReliaStar     who
have specified that a portion of their investment be allocated to the fund.

Please fold and detach at perforation. Return only the Instruction Card below.

           FUND:     PCM UTILITIES GROWTH AND INCOME FUND

CONTRACT:  SELECT ANNUITY III SEPARATE ACCOUNT
           SELECT ANNUITY II SEPARATE ACCOUNT
           SELECT LIFE SEPARATE ACCOUNT
           SELECT LIFE II/III VARIABLE ACCOUNT

The undersigned contract/policy                     owner hereby
instructs that the votes attributable to the undersigned's
interests with respect to the            Fund     be cast as
directed on the reverse side, at the Meeting of Shareholders of Putnam Capital Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.

           THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WHEN PROPERLY EXECUTED WILL BE VOTED BY RELIASTAR IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN FAVOR OF ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND IN FAVOR OF EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE. INTERESTS FOR WHICH NO INSTRUCTIONS HAVE BEEN RECEIVED BY RELIASTAR WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY RELIASTAR FOR THE FUND. The undersigned, by completing this form, does hereby authorize ReliaStar and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.


                    --------------------------------           --
-----
                    Contract/Policy owner
sign here Date


                               -------    -----------------------
---------
                    Co-owner sign here            Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

           Where there is more than one version of a proposal set forth below you are only voting on the version applicable to your fund or sub-account as set forth in the Proxy Statement.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


PROPOSAL TO:




2.

Ratify the selection
of Price Waterhouse
LLP as the
independent auditors
of your fund.
FOR


/    /
AGAINST


/    /
ABSTAIN


/    /


3.





Amend the fund's
fundamental
investment
restriction with
respect to:







   B.1.
/2    .
Investments in the
voting securities of
a single issuer.

/    /

/    /

/    /




C.

Making loans.

/    /

/    /

/    /





   D.1<
/R>.

Investments in real
estate.
/    /
/    /
/    /



E.
Concentration of its
assets.
/    /
/    /
/    /



F.
Senior securities.
/    /
/    /
/    /



G.
Investments in
commodities.
/    /
/    /
/    /


4.

Eliminate the fund's
fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management owns
securities.
/    /
/    /
/    /



B.
Margin transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.
Pledging assets.
/    /
/    /
/    /






   F.1.
/2.
Investments in
           certain
oil, gas and mineral
interests    .


       /
 /

/    /

/    /



G.
Investing to gain
control of a
company's
management.

/    /

/    /

/    /


5.

Amend the
        Declaration
of Trust of the
           Putnam
Capital Manager
Trust to permit the
issuance of
additional classes
of shares.
/    /
/    /
/    /

         AMERICAN ENTERPRISE LIFE INSURANCE
   COMPANY


Voting Instructions for the Meeting of Shareholders to be held on
December 5, 1996            For                     Putnam
Capital Manager Trust.

This Instruction Card is solicited by            the     American
Enterprise Life Insurance            Company     ("American
Enterprise            Life")     from owners of variable annuity
           contracts and/or variable life insurance     policies
issued by American Enterprise            Life     who have
specified that a portion of their investment be allocated to the fund.

Please fold and detach at perforation. Return only the Instruction Card below.

           FUND:  PCM DIVERSIFIED INCOME FUND

The undersigned            contract/policy     owner hereby
instructs that the votes attributable to the undersigned's
interests with respect to the            Fund     be cast as
directed on the reverse side, at the Meeting of Shareholders of Putnam Capital Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.

           THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WHEN PROPERLY EXECUTED WILL BE VOTED BY AMERICAN ENTERPRISE LIFE IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN FAVOR OF ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND IN FAVOR OF EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE. INTERESTS FOR WHICH NO INSTRUCTIONS HAVE BEEN RECEIVED BY AMERICAN ENTERPRISE LIFE WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY AMERICAN ENTERPRISE LIFE FOR THE FUND. The undersigned, by completing this form, does hereby authorize American Enterprise Life and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.


                         --------------------------------
   --------
                         Contract/policy owner
        sign here   Date


                                    --------    -----------------
---------------
                         Co-owner sign here                 Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

           Where there is more than one version of a proposal set forth below you are only voting on the version applicable to your fund or sub-account as set forth in the Proxy Statement.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _



PROPOSAL TO:




2.

Ratify the
selection of Price
Waterhouse LLP as
the independent
auditors of your
fund.
FOR


/    /
AGAINST


/    /
ABSTAIN


/    /


3.





Amend the fund's
fundamental
investment
restriction with
respect to:






A.
Diversification.
/    /
/    /
/    /



B.1.
Investments in the
voting securities
of a single issuer.

/    /

/    /

/    /




C.

Making loans.

/    /

/    /


   /
 /



D.2./3.
Investments in real
estate.
/    /
/    /
/    /



E.
Concentration of
its assets.
/    /
/    /
/    /



F.
Senior securities.
/    /
/    /
/    /



G.
Investments in
commodities.
/    /
/    /
/    /


4.

Eliminate the
fund's fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management owns
securities.



/    /




       /
    /



/    /



B.
Margin
transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.
Pledging assets.
/    /
/    /
/    /




   E.1.
/2    .
Investments in
restricted
securities.

/    /

/    /

/    /



F.1.
Investments in
certain oil, gas
and mineral
interests.

/    /

/    /

/    /



G.
Investing to gain
control of a
company's
management.

/    /

/    /

/    /


5.

Amend the
        Declaration
of Trust of
   Putnam Capital
Manager     Trust
to permit the
issuance of
additional classes
of shares.



/    /




/    /



/    /

         AMERICAN ENTERPRISE LIFE INSURANCE
   COMPANY


Voting Instructions for the Meeting of Shareholders to be held on
December 5, 1996            For                     Putnam
Capital Manager Trust.

This Instruction Card is solicited by            the     American
Enterprise Life Insurance            Company     ("American
Enterprise            Life")     from owners of variable annuity
           contracts and/or variable life insurance     policies
issued by American Enterprise            Life     who have
specified that a portion of their investment be allocated to the fund.

Please fold and detach at perforation. Return only the Instruction Card below.

           FUND:  PCM GROWTH AND INCOME FUND

The undersigned            contract/policy     owner hereby
instructs that the votes attributable to the undersigned's
interests with respect to the            Fund     be cast as
directed on the reverse side, at the Meeting of Shareholders of Putnam Capital Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.

           THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WHEN PROPERLY EXECUTED WILL BE VOTED BY AMERICAN ENTERPRISE LIFE IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN FAVOR OF ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND IN FAVOR OF EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE. INTERESTS FOR WHICH NO INSTRUCTIONS HAVE BEEN RECEIVED BY AMERICAN ENTERPRISE LIFE WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY AMERICAN ENTERPRISE LIFE FOR THE FUND. The undersigned, by completing this form, does hereby authorize American Enterprise Life and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.


                         --------------------------------
   --------
                         Contract/policy owner
        sign here   Date


                                    --------    -----------------
---------------
                         Co-owner sign here                 Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

           Where there is more than one version of a proposal set forth below you are only voting on the version applicable to your fund or sub-account as set forth in the Proxy Statement.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _



PROPOSAL TO:




2.

Ratify the
selection of Price
Waterhouse LLP as
the independent
auditors of your
fund.
FOR


/    /
AGAINST


/    /
ABSTAIN


/    /


3.





Amend the fund's
fundamental
investment
restriction with
respect to:







   A.
Diversification.
/    /
/    /
/
/



B.1.
Investments in the
voting securities
of a single issuer.

/    /

/    /

/    /




C.

Making loans.

/    /

/    /


   /
 /



D.2./3.
Investments in real
estate.
/    /
/    /
/    /



E.
Concentration of
its assets.
/    /
/    /
/    /



F.
Senior securities.
/    /
/    /
/    /



G.
Investments in
commodities.
/    /
/    /
/    /


4.

Eliminate the
fund's fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management owns
securities.



/    /




       /
    /



/    /



B.
Margin
transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.
Pledging assets.
/    /
/    /
/    /




   E.1.
/2    .
Investments in
restricted
securities.

/    /

/    /

/    /



F.1.
Investments in
certain oil, gas
and mineral
interests.

/    /

/    /

/    /



G.
Investing to gain
control of a
company's
management.

/    /

/    /

/    /


5.

Amend the
        Declaration
of Trust of
   Putnam Capital
Manager     Trust
to permit the
issuance of
additional classes
of shares.



/    /




/    /



/    /

         AMERICAN ENTERPRISE LIFE INSURANCE
   COMPANY


Voting Instructions for the Meeting of Shareholders to be held on
December 5, 1996            For                     Putnam
Capital Manager Trust.

This Instruction Card is solicited by            the     American
Enterprise Life Insurance            Company     ("American
Enterprise            Life")     from owners of variable annuity
           contracts and/or variable life insurance     policies
issued by American Enterprise            Life     who have
specified that a portion of their investment be allocated to the fund.

Please fold and detach at perforation. Return only the Instruction Card below.

           FUND:  PCM HIGH YIELD FUND

The undersigned            contract/policy     owner hereby
instructs that the votes attributable to the undersigned's
interests with respect to the            Fund     be cast as
directed on the reverse side, at the Meeting of Shareholders of Putnam Capital Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.

           THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WHEN PROPERLY EXECUTED WILL BE VOTED BY AMERICAN ENTERPRISE LIFE IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN FAVOR OF ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND IN FAVOR OF EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE. INTERESTS FOR WHICH NO INSTRUCTIONS HAVE BEEN RECEIVED BY AMERICAN ENTERPRISE LIFE WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY AMERICAN ENTERPRISE LIFE FOR THE FUND. The undersigned, by completing this form, does hereby authorize American Enterprise Life and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.


                         --------------------------------
   --------
                         Contract/policy owner
        sign here   Date


                                    --------    -----------------
---------------
                         Co-owner sign here                 Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

           Where there is more than one version of a proposal set forth below you are only voting on the version applicable to your fund or sub-account as set forth in the Proxy Statement.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


PROPOSAL TO:




2.

Ratify the
selection of Price
Waterhouse LLP as
the independent
auditors of your
fund.
FOR


/    /
AGAINST


/    /
ABSTAIN


/    /


3.





Amend the fund's
fundamental
investment
restriction with
respect to:






A.
Diversification.
/    /
/    /
/    /



B.1.
Investments in the
voting securities
of a single issuer.

/    /

/    /

/    /




C.

Making loans.

/    /

/    /


   /
 /



D.2./3.
Investments in real
estate.
/    /
/    /
/    /



E.
Concentration of
its assets.
/    /
/    /
/    /



F.
Senior securities.
/    /
/    /
/    /



G.
Investments in
commodities.
/    /
/    /
/    /


4.

Eliminate the
fund's fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management owns
securities.



/    /




       /
    /



/    /



B.
Margin
transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.
Pledging assets.
/    /
/    /
/    /




   E.1.
/2    .
Investments in
restricted
securities.

/    /

/    /

/    /



F.1.
Investments in
certain oil, gas
and mineral
interests.

/    /

/    /

/    /



G.
Investing to gain
control of a
company's
management.

/    /

/    /

/    /


5.

Amend the
        Declaration
of Trust of
   Putnam Capital
Manager     Trust
to permit the
issuance of
additional classes
of shares.



/    /




/    /



/    /

                AMERICAN ENTERPRISE     LIFE INSURANCE COMPANY




Voting Instructions for the Meeting of Shareholders to be held on
December 5, 1996            For                     Putnam
Capital Manager Trust.

This Instruction Card is solicited by            the American
Enterprise     Life Insurance Company            ("American
Enterprise     Life") from owners of variable annuity
   contracts and/or variable life insurance     policies issued
by            American Enterprise     Life who have specified
that a portion of their investment be allocated to the fund.

Please fold and detach at perforation. Return only the Instruction Card below.

           FUND:  PCM NEW OPPORTUNITIES FUND

The undersigned            contract/policy     owner hereby
instructs that the votes attributable to the undersigned's
interests with respect to the            Fund     be cast as
directed on the reverse side, at the Meeting of Shareholders of Putnam Capital Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.

           THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WHEN PROPERLY EXECUTED WILL BE VOTED BY AMERICAN ENTERPRISE LIFE IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN FAVOR OF ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND IN FAVOR OF EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE. INTERESTS FOR WHICH NO INSTRUCTIONS HAVE BEEN RECEIVED BY AMERICAN ENTERPRISE LIFE WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY AMERICAN ENTERPRISE LIFE FOR THE FUND. The undersigned, by completing this form, does hereby authorize American Enterprise Life and its affiliates and employees to exercise their discretion in voting upon such other business as may properly come before the meeting.


                         --------------------------------
   --------
                         Contract/policy owner
        sign here   Date


                                    --------    -----------------
---------------
                         Co-owner sign here                 Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

           Where there is more than one version of a proposal set forth below you are only voting on the version applicable to your fund or sub-account as set forth in the Proxy Statement.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


PROPOSAL TO:




2.

Ratify the selection
of Price Waterhouse
LLP as the
independent auditors
of your fund.
FOR


/    /
AGAINST


/    /
ABSTAIN


/    /


3.





Amend the fund's
fundamental
investment
restriction with
respect to:







   B.1.
/2    .
Investments in the
voting securities of
a single issuer.

/    /

/    /

/    /




C.

Making loans.

/    /

/    /

/    /





   D.1<
/R>.

Investments in real
estate.
/    /
/    /
/    /



E.
Concentration of its
assets.
/    /
/    /
/    /



F.
Senior securities.
/    /
/    /
/    /



G.
Investments in
commodities.
/    /
/    /
/    /


4.

Eliminate the fund's
fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management owns
securities.
/    /
/    /
/    /



B.
Margin transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.
Pledging assets.
/    /
/    /
/    /






   F.1.
/2.
Investments in
           certain
oil, gas and mineral
interests    .


       /
 /

/    /

/    /



G.
Investing to gain
control of a
company's
management.

/    /

/    /

/    /


5.

Amend the
        Declaration
of Trust of the
           Putnam
Capital Manager
Trust to permit the
issuance of
additional classes
of shares.
/    /
/    /
/    /

INVESTORS LIFE INSURANCE COMPANY
OF NORTH AMERICA            - SEPARATE ACCOUNT I


           INVESTORS LIFE INSURANCE COMPANY
           OF NORTH AMERICA - INA/PUTNAM SEPARATE ACCOUNT

This Instruction Card is            being furnished to owners of
variable annuity contracts issued     by Investors Life Insurance
Company of North America            - Separate Account I and
Investors Life Insurance Company of North America - INA/Putnam Separate Account, to permit such owners to provide pass-through voting instructions with respect to the Meeting of Shareholders of Putnam Capital Manager Trust, to be held on December 5,
1996.

Please fold and detach at perforation. Return only the Instruction Card below.

           FUND:  PCM GROWTH AND INCOME FUND

The undersigned            contract/policy     owner hereby
instructs that the votes attributable to the undersigned's
interests with respect to the            Fund     be cast as
directed on the reverse side, at the Meeting of Shareholders of Putnam Capital Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.

           THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WHEN PROPERLY EXECUTED WILL BE VOTED BY INVESTORS LIFE IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN FAVOR OF ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND IN FAVOR OF EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE. INTERESTS FOR WHICH NO INSTRUCTIONS HAVE BEEN RECEIVED BY INVESTORS LIFE WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY INVESTORS LIFE FOR THE
FUND.


                         --------------------------------
   --------
                         Contract/policy owner
        sign here   Date


                                    --------    -----------------
---------------
                         Co-owner sign here                 Date

                THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF
THE NOMINEES FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED
BELOW.

           Where there is more than one version of a proposal set forth below you are only voting on the version applicable to your fund or sub-account as set forth in the Proxy Statement.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _



PROPOSAL TO:




2.

Ratify the
selection of Price
Waterhouse LLP as
the independent
auditors of your
fund.
FOR


/    /
AGAINST


/    /
ABSTAIN


/    /


3.





Amend the fund's
fundamental
investment
restriction with
respect to:






A.
Diversification.
/    /
/    /
/    /



B.1.
Investments in the
voting securities
of a single issuer.

/    /

/    /

/    /




C.

Making loans.

/    /

/    /


   /
 /



D.2./3.
Investments in real
estate.
/    /
/    /
/    /



E.
Concentration of
its assets.
/    /
/    /
/    /



F.
Senior securities.
/    /
/    /
/    /



G.
Investments in
commodities.
/    /
/    /
/    /


4.

Eliminate the
fund's fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management owns
securities.



/    /




       /
    /



/    /



B.
Margin
transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.
Pledging assets.
/    /
/    /
/    /




   E.1.
/2    .
Investments in
restricted
securities.

/    /

/    /

/    /



F.1.
Investments in
certain oil, gas
and mineral
interests.

/    /

/    /

/    /



G.
Investing to gain
control of a
company's
management.

/    /

/    /

/    /


5.

Amend the
        Declaration
of Trust of
   Putnam Capital
Manager     Trust
to permit the
issuance of
additional classes
of shares.



/    /




/    /



/    /

INVESTORS LIFE INSURANCE COMPANY
OF NORTH AMERICA            - SEPARATE ACCOUNT I


           INVESTORS LIFE INSURANCE COMPANY
OF NORTH AMERICA - INA/PUTNAM SEPARATE ACCOUNT

This Instruction Card is            being furnished to owners of
variable annuity contracts issued     by Investors Life Insurance
Company of North America            - Separate Account I and
Investors Life Insurance Company of North America - INA/Putnam Separate Account, to permit such owners to provide pass-through voting instructions with respect to the Meeting of Shareholders of Putnam Capital Manager Trust, to be held on December 5,
1996.

Please fold and detach at perforation. Return only the Instruction Card below.

           FUND:  PCM MONEY MARKET FUND

The undersigned            contract/policy     owner hereby
instructs that the votes attributable to the undersigned's
interests with respect to the            Fund     be cast as
directed on the reverse side, at the Meeting of Shareholders of Putnam Capital Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.

           THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WHEN PROPERLY EXECUTED WILL BE VOTED BY INVESTORS LIFE IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN FAVOR OF ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND IN FAVOR OF EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE. INTERESTS FOR WHICH NO INSTRUCTIONS HAVE BEEN RECEIVED BY INVESTORS LIFE WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY INVESTORS LIFE FOR THE
FUND.


                         --------------------------------
   --------
                         Contract/policy owner
        sign here   Date


                                    --------    -----------------
---------------
                         Co-owner sign here                 Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

           Where there is more than one version of a proposal set forth below you are only voting on the version applicable to your fund or sub-account as set forth in the Proxy Statement.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _



PROPOSAL TO:




2.

Ratify the
selection of Price
Waterhouse LLP as
the independent
auditors of your
fund.
FOR


/    /
AGAINST


/    /
ABSTAIN


/    /


3.





Amend the fund's
fundamental
investment
restriction with
respect to:






A.
Diversification.
/    /
/    /
/    /



B.1.
Investments in the
voting securities
of a single issuer.

/    /

/    /

/    /




C.

Making loans.

/    /

/    /


   /
 /



D.2./3.
Investments in real
estate.
/    /
/    /
/    /



E.
Concentration of
its assets.
/    /
/    /
/    /



F.
Senior securities.
/    /
/    /
/    /



G.
Investments in
commodities.
/    /
/    /
/    /


4.

Eliminate the
fund's fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management owns
securities.



/    /




       /
    /



/    /



B.
Margin
transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.
Pledging assets.
/    /
/    /
/    /




   E.1.
/2    .
Investments in
restricted
securities.

/    /

/    /

/    /



F.1.
Investments in
certain oil, gas
and mineral
interests.

/    /

/    /

/    /



G.
Investing to gain
control of a
company's
management.

/    /

/    /

/    /


5.

Amend the
        Declaration
of Trust of
   Putnam Capital
Manager     Trust
to permit the
issuance of
additional classes
of shares.



/    /




/    /



/    /

INVESTORS LIFE INSURANCE COMPANY
OF NORTH AMERICA            - SEPARATE ACCOUNT I


           INVESTORS LIFE INSURANCE COMPANY
OF NORTH AMERICA - INA/PUTNAM SEPARATE ACCOUNT

This Instruction Card is            being furnished to owners of
variable annuity contracts issued     by Investors Life Insurance
Company of North America            - Separate Account I and
Investors Life Insurance Company of North America - INA/Putnam Separate Account, to permit such owners to provide pass-through voting instructions with respect to the Meeting of Shareholders of Putnam Capital Manager Trust, to be held on December 5,
1996.

Please fold and detach at perforation. Return only the Instruction Card below.

           FUND:  PCM VOYAGER FUND

The undersigned            contract/policy     owner hereby
instructs that the votes attributable to the undersigned's
interests with respect to the            Fund     be cast as
directed on the reverse side, at the Meeting of Shareholders of Putnam Capital Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.

           THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WHEN PROPERLY EXECUTED WILL BE VOTED BY INVESTORS LIFE IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN FAVOR OF ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND IN FAVOR OF EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE. INTERESTS FOR WHICH NO INSTRUCTIONS HAVE BEEN RECEIVED BY INVESTORS LIFE WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY INVESTORS LIFE FOR THE
FUND.


                         --------------------------------
   --------
                         Contract/policy owner
        sign here   Date


                                    --------    -----------------
---------------
                         Co-owner sign here                 Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

           Where there is more than one version of a proposal set forth below you are only voting on the version applicable to your fund or sub-account as set forth in the Proxy Statement.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _



PROPOSAL TO:




2.

Ratify the
selection of Price
Waterhouse LLP as
the independent
auditors of your
fund.
FOR


/    /
AGAINST


/    /
ABSTAIN


/    /


3.





Amend the fund's
fundamental
investment
restriction with
respect to:






A.
Diversification.
/    /
/    /
/    /



B.1.
Investments in the
voting securities
of a single issuer.

/    /

/    /

/    /




C.

Making loans.

/    /

/    /


   /
 /



D.2./3.
Investments in real
estate.
/    /
/    /
/    /



E.
Concentration of
its assets.
/    /
/    /
/    /



F.
Senior securities.
/    /
/    /
/    /



G.
Investments in
commodities.
/    /
/    /
/    /


4.

Eliminate the
fund's fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management owns
securities.



/    /




       /
    /



/    /



B.
Margin
transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.
Pledging assets.
/    /
/    /
/    /




   E.1.
/2    .
Investments in
restricted
securities.

/    /

/    /

/    /



F.1.
Investments in
certain oil, gas
and mineral
interests.

/    /

/    /

/    /



G.
Investing to gain
control of a
company's
management.

/    /

/    /

/    /


5.

Amend the
        Declaration
of Trust of
   Putnam Capital
Manager     Trust
to permit the
issuance of
additional classes
of shares.



/    /




/    /



/    /





   </          R>

   INVESTORS LIFE INSURANCE COMPANY
   </          R>

   OF NORTH AMERICA - SEPARATE ACCOUNT I

                                  INVES                  TORS
LIFE INSURANCE COMPANY
OF NO         RTH AMERICA - INA/PUTNAM SEPARATE ACCOUNT

This Instruction Card is            being furnished to     owners
of variable annuity contracts            issued by Investors Life
Insurance Company of North America - Separate Account I and Investors Life Insurance Company of North America - INA/Putnam Separate Account, to permit such owners to provide pass-through voting instructions with respect to the Meeting of Shareholders of Putnam Capital Manager Trust, to be held on December 5,
1996.

Please fold and detach at perforation. Return only the Instruction Card below.

FUND:  PCM            U.S. GOVERNMENT AND HIGH QUALITY BOND
FUND

The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned's interests with respect to
the            Fund     be cast as directed on the reverse side,
at the Meeting of Shareholders                 of Putnam Capital
Manager Trust on December 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof.

           THE INTERESTS TO WHICH THIS FORM OF INSTRUCTION RELATES WHEN PROPERLY EXECUTED WILL BE VOTED BY INVESTORS LIFE IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION FORM WILL BE VOTED IN FAVOR OF ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND IN FAVOR OF EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE. INTERESTS FOR WHICH NO INSTRUCTIONS HAVE BEEN RECEIVED BY INVESTORS LIFE WILL BE VOTED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED BY INVESTORS LIFE FOR THE
FUND.


                         --------------------------------
   --------
                         Contract/policy owner
        sign here   Date


                                    --------    -----------------
---------------
                         Co-owner sign here                 Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

           Where there is more than one version of a proposal set forth below you are only voting on the version applicable to your fund or sub-account as set forth in the Proxy Statement.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _



PROPOSAL TO:




2.

Ratify the
selection of Price
Waterhouse LLP as
the independent
auditors of your
fund.
FOR


/    /
AGAINST


/    /
ABSTAIN


/    /


3.





Amend the fund's
fundamental
investment
restriction with
respect to:







   A.
Diversification.
/    /
/    /
/    /



B.1
 .
Investments in the
voting securities
of a single issuer.

/    /

/    /

/    /




C.

Making loans.

/    /

/    /


   /
 /



D.2./3.
Investments in real
estate.
/    /
/    /
/    /



E.
Concentration of
its assets.
/    /
/    /
/    /



F.
Senior securities.
/    /
/    /
/    /



G.
Investments in
commodities.
/    /
/    /
/    /


4.

Eliminate the
fund's fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management owns
securities.



/    /




       /
    /



/    /



B.
Margin
transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.
Pledging assets.
/    /
/    /
/    /




   E.1.
/2    .
Investments in
restricted
securities.

/    /

/    /

/    /




   F.1<
/R>.
Investments in
certain oil, gas
and mineral
interests.

/    /

/    /

/    /



G.
Investing to gain
control of a
company's
management.

/    /

/    /

/    /


5.

Amend the


        Declaration
of Trust of
   Putnam Capital
Manager     Trust
to permit the
issuance of
additional classes
of shares.





       /
  /





/    /




/    /